                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant /X/
    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.142-12

                             WISCONSIN POWER AND LIGHT COMPANY
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
                                        MERRILL CORPORATION
- - --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
/ /  Fee   computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(4)
     and 0-11
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
* Set forth the amount on which the filing fee is calculated and state how it was determined.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                     [LOGO]
  Wisconsin Power and Light Company, 222 West Washington Avenue, P.O. Box 192,
                            Madison, WI, 53701-0192
                            Telephone (608) 252-3311


                                 April 8, 1994


TO THE OWNERS OF WISCONSIN POWER AND LIGHT COMPANY:

    We extend a cordial invitation to you to join us at the 1994 Annual Meeting of Shareowners of Wisconsin Power and Light Company (the Company). The meeting will be held at the Dane County Coliseum, 1881 Expo Mall, Madison, Wisconsin, on May 18, 1994, at 10:00 a.m., immediately preceding the Annual Meeting of WPL Holdings, Inc. To help with directions, a map showing the location of the meeting site is provided on the last page of this document. Parking will be available at no cost. If you plan to join us for the meeting, please indicate the names of the individuals who will be attending on the enclosed proxy card reservation form.

    The enclosed Notice of Annual Meeting and Proxy Statement sets forth the items to be considered at the meeting. A lunch will be served following the meeting.

    The Company is a subsidiary of WPL Holdings, Inc. and the Company's preferred stock is the only class of its stock outstanding in the hands of the public. WPL Holdings, Inc. owns all of the Company's common stock. The Company and WPL Holdings, Inc. will be holding separate shareowner meetings. If you are a shareowner of both WPL Holdings and the Company, you will receive two Notices of Annual Meeting and Proxy Statements, one for each company. Shareowners of both companies will also receive two proxy cards, one for each company. If you are a shareowner of both companies, you will have to return BOTH proxy cards to vote all your shares.

    PLEASE NOTE THAT THE 1993 ANNUAL REPORT OF THE COMPANY APPEARS AS APPENDIX B TO THIS PROXY STATEMENT.

    It is important to your interests, and also is helpful to the directors of the Company, that all shareowners participate in the affairs of the Company, regardless of the number of shares owned. Whether or not you plan to attend the meeting, please sign and date the enclosed proxy card and return it in the postage paid envelope provided for that purpose. You may, of course, still vote your shares in person at the meeting even if you have previously returned your proxy.

    Your participation in person or by proxy is very important.

                                          Sincerely,

                                          [GRAPHIC]
                                          ERROLL B. DAVIS, JR.
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                       WISCONSIN POWER AND LIGHT COMPANY
                         ANNUAL MEETING OF SHAREOWNERS


                     DATE:  MAY 18, 1994
                     TIME:  10:00 a.m.



                     LOCATION:  DANE COUNTY COLISEUM
                                   MADISON, WISCONSIN
                                   (See map printed on the
                                   last page of this document.)

                         SHAREOWNER INFORMATION NUMBERS

              LOCAL CALLS (MADISON AREA) ................ 252-3110

              TOLL FREE NUMBER .................... 1-800-356-5343

                                     [LOGO]
  Wisconsin Power and Light Company, 222 West Washington Avenue, P.O. Box 192,
                            Madison, WI, 53701-0192
                            Telephone (608) 252-3311

                    NOTICE OF ANNUAL MEETING OF SHAREOWNERS
                            10:00 A.M., MAY 18, 1994

    The Annual Meeting of Shareowners of Wisconsin Power and Light Company (the Company) will be held at the Dane County Coliseum, 1881 Expo Mall, Madison, Wisconsin, on May 18, 1994, at 10:00 a.m. local time, for the following purposes:

    (1) To elect a total of seven directors, four for terms expiring at the 1997 Annual Meeting of Shareowners, one for a term expiring at the 1996 Annual Meeting of Shareowners, and two for terms expiring at the 1995 Annual Meeting of Shareowners.

    (2) To appoint Arthur Andersen & Co. as independent auditors for the calendar year 1994.

    (3) To approve proposed amendments of the Company's Restated Articles of Organization to allow the Company to issue preferred stock with a variable or floating dividend rate and to effect certain other clarifying changes.

    (4) To consider and act upon any other business that may properly come before the meeting.

    The Board of Directors of the Company presently knows of no other business to come before the meeting.

    Only the sole common shareowner, WPL Holdings, Inc., and preferred shareowners of record on the books of the Company at the close of business on March 22, 1994, are entitled to vote at the meeting. All such shareowners are requested to be present at the meeting in person or by proxy.

    PLEASE SIGN AND RETURN YOUR PROXY IMMEDIATELY. YOUR PROXY COVERS ALL OF YOUR SHARES OF THE VARIOUS SERIES OF PREFERRED STOCK OF THE COMPANY. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AT THE REGISTRATION DESK AND VOTE IN PERSON. ALL SHAREOWNERS ARE URGED TO RETURN THEIR PROXY PROMPTLY.

    THE 1993 ANNUAL REPORT OF THE COMPANY APPEARS AS APPENDIX B TO THIS PROXY STATEMENT. THE PROXY STATEMENT AND ANNUAL REPORT HAVE BEEN COMBINED INTO A SINGLE DOCUMENT TO IMPROVE THE EFFECTIVENESS OF OUR FINANCIAL COMMUNICATION AND TO REDUCE COST, ALTHOUGH THE ANNUAL REPORT DOES NOT CONSTITUTE A PART OF THE PROXY STATEMENT.

    For information purposes only, you will receive under separate cover a copy of the WPL Holdings, Inc. 1993 Annual Report to shareowners. That document is sent to you in order that shareowners of the Company may keep up-to-date on activities of WPL Holdings, Inc. However, the WPL Holdings, Inc. Annual Report is not intended to be used in conjunction with the solicitation of proxies with respect to the Company.

                                          By Order of the Board of Directors

                                          [GRAPHIC 1]
                                          EDWARD M. GLEASON
                                          CORPORATE SECRETARY

April 8, 1994

                                     [LOGO]
  Wisconsin Power and Light Company, 222 West Washington Avenue, P.O. Box 192,
                            Madison, WI, 53701-0192
                            Telephone (608) 252-3311


                                 APRIL 8, 1994


                          PROXY STATEMENT RELATING TO
                       1994 ANNUAL MEETING OF SHAREOWNERS


    The purposes of the meeting are set forth in the accompanying notice. The enclosed proxy relating to the meeting is solicited on behalf of the Board of Directors of the Company and the cost of such solicitation will be borne by the Company. Following the original solicitation of proxies by mail, beginning on or about April 8, 1994, certain of the officers and regular employees of the Company may solicit proxies by telephone, telegraph or in person, but without extra compensation. The Company has retained Morrow & Co., Inc. to assist in the solicitation of proxies for an estimated fee of $12,500 plus out-of-pocket expenses. The Company will pay to banks, brokers, nominees, and other fiduciaries their reasonable charges and expenses incurred in forwarding the proxy material to their principals.



    The Company is a subsidiary of WPL Holdings, Inc., which owns all of the Company's outstanding common stock.


    THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREOWNER, WHO IS ENTITLED TO VOTE AT THE MEETING AND WHO MAKES A WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K (NOT INCLUDING EXHIBITS THERETO), AS FILED PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934. WRITTEN REQUESTS FOR THE FORM 10-K SHOULD BE MAILED TO THE CORPORATE SECRETARY AT THE ADDRESS STATED ABOVE.

                      REORGANIZATION OF BOARD OF DIRECTORS

    In February 1994, the Board of Directors of the Company's parent, WPL Holdings, Inc. (WPLH), determined that it was desirable to have common board membership for WPLH and the Company. Consequently, the Board of Directors of the Company created three new positions on the Board of Directors of the Company and appointed those members of the WPLH Board of Directors who were not already members of the Board of the Company to fill the new vacancies. The newly appointed members of the Board of the Company were appointed to the same class as held on the Board of WPLH as it relates to the duration of their term of office. Similar changes were made in the composition of the Board of Directors of WPLH so that after the reorganization the membership of the Board of the Company and the Board of WPLH were identical. These changes were made to facilitate a more strategically coordinated approach in the management of both companies.

                                 PROPOSAL # 1:
                             ELECTION OF DIRECTORS

    Seven directors are to be elected at the meeting. Les Aspin, Erroll B. Davis, Jr., Milton E. Neshek, and Carol T. Toussaint are nominees to hold office for terms expiring at the 1997 Annual Meeting of Shareowners of the Company or until successors have been duly elected and qualified. Rockne G. Flowers is a nominee to hold office for a term expiring at the 1996 Annual Meeting of Shareowners of the Company or until a successor has been duly elected and qualified. Arnold M. Nemirow and Judith D. Pyle are nominees to hold office for terms expiring at the 1995 Annual Meeting of Shareowners of the Company or until successors have been duly elected and qualified.

    Directors will be elected by a plurality of the votes cast at the meeting (assuming a quorum is present), with all shares of Company common stock and preferred stock voting together as one class. Consequently, any shares not voted at the meeting, whether due to abstentions, broker nonvotes or otherwise, will have no impact on the election of directors. A vote shown as withheld on a returned proxy card will be treated as an abstention. WPLH, which owns all of the outstanding shares of the Company's common stock, intends to vote all of its shares "FOR" the Board nominees, thereby assuring the election of such nominees. The proxies solicited may also be voted for a substitute nominee or nominees in the event that any of the nominees shall be unable to serve or for good reason will not serve, a contingency not now anticipated.

    BRIEF BIOGRAPHIES OF DIRECTOR NOMINEES AND CONTINUING DIRECTORS FOLLOW. THESE BIOGRAPHIES INCLUDE THEIR AGE (AS OF MARCH 15, 1994), AN ACCOUNT OF THEIR BUSINESS EXPERIENCE, AND THE NAMES OF PUBLICLY-HELD CORPORATIONS OF WHICH THEY ARE ALSO DIRECTORS, AS WELL AS OTHER INFORMATION RELATING TO THEIR ACTIVITIES. EXCEPT AS OTHERWISE INDICATED, EACH NOMINEE AND CONTINUING DIRECTOR HAS BEEN ENGAGED IN HIS OR HER PRESENT PRINCIPAL OCCUPATION FOR AT LEAST THE PAST FIVE YEARS.

                                    NOMINEES

    [PHOTO 1]
LES ASPIN

                       Age: 55


                       Served as director since: February 1994


                       Annual Meeting at which nominated term of office will expire: 1997

OTHER INFORMATION: Mr. Aspin served as Secretary of Defense under President Clinton from January 1993 to February 1994. Prior to becoming Secretary of Defense, Mr. Aspin served as Chairman of the House Armed Services Committee from 1985 to 1993. Mr. Aspin was a member of the U. S. House of Representatives from 1970 to 1993. Mr. Aspin is also founder of the Wisconsin Procurement Institute, a not-for-profit organization which assists small businesses in developing business relationships with the Federal government. Mr. Aspin has been a director of WPLH since February 1994.

    [PHOTO 2]
ERROLL B. DAVIS,
JR.

                       Principal  occupation:  President  and  Chief   Executive
                         Officer of the Company; President and Chief Executive Officer of WPL Holdings, Inc.; Chairman of the Board of Heartland Development Corporation.

                       Age: 49

                       Served as director since: April 1984

                       Annual Meeting at which nominated term of office will expire: 1997

OTHER INFORMATION: Mr. Davis was elected President of the Company in July 1987, and was elected to his current position with the Company in August 1988. Mr. Davis joined the Company in August 1978. Mr. Davis was elected President of WPLH in January 1990, and was elected President and Chief Executive Officer of WPLH effective July 1, 1990. Mr. Davis was elected Chairman of the Board of Heartland Development Corporation, a subsidiary of WPLH, effective July 1, 1990. Mr. Davis is a member of the Board of Regents of the University of Wisconsin System and a member of the Carnegie Mellon University Board of Trustees. He is a director of the American Gas Association; Amoco Oil Company; Competitive Wisconsin, Inc.; Sentry Insurance Company (a mutual company); and the Wisconsin Utilities Association. Mr. Davis is also a director and Chairman of the Wisconsin Association of Manufacturers and Commerce.

    [PHOTO 3]
ROCKNE G. FLOWERS

                       Principal occupation:  President and  Director of  Nelson
                         Industries, Inc. (a muffler, filter, industrial silencer, and active sound and vibration control technology and manufacturing firm), Stoughton, Wisconsin.

                       Age: 62

                       Served as director since: February 1994

                       Annual Meeting at which nominated term of office will expire: 1996

OTHER INFORMATION: Mr. Flowers has served as a director of WPLH since April 1981. He is also a director of RMT, Inc.; Nelson Industries, Inc.; Digisonix, Inc.; American Family Mutual Insurance Company; Janesville Sand and Gravel Company; M&I Madison Bank; Meriter Health Services, Inc.; Meriter Hospital; and the Wisconsin History Foundation. He is also a member of the University of Wisconsin-Madison School of Business Board of Visitors, and the Wisconsin Judicial Commission.

    [PHOTO 4]
ARNOLD M. NEMIROW

                       Principal  occupation: President, Chief Executive Officer
                         and Director, Wausau Paper Mills Company (a pulp and paper manufacturer), Wausau, Wisconsin.

                       Age: 50

                       Served as director since: February 1994

                       Annual Meeting at which nominated term of office will expire: 1995

OTHER INFORMATION: Mr. Nemirow has served as a director of WPLH since February 1991. He is also a director of Community Health Care, Inc. (Wausau Hospital); Competitive Wisconsin, Inc.; M & I First American National Bank, Wausau; Leadership Wausau; Leigh Yawkey Woodson Art Museum; Wisconsin Association of Manufacturers and Commerce (Vice Chair); Wisconsin Paper Council Executive Committee; and the Wausau YMCA Foundation. He is also a member of the New York Bar.

    [PHOTO 5]
MILTON E. NESHEK

                       Principal occupation: President, Chief Executive  Officer
                         and Director of the law firm of Godfrey, Neshek, Worth, & Leibsle, S.C., Elkhorn, Wisconsin, and Director, General Counsel, Assistant Secretary and Manager, New Market Development, Kikkoman Foods, Inc. (a food products manufacturer), Walworth, Wisconsin.

                       Age: 63

                       Served as director since: November 1984

                       Annual Meeting at which nominated term of office will expire: 1997


OTHER INFORMATION: Mr. Neshek has served as a director of WPLH since December 1986. He is also a director of Heartland Properties, Inc.; Capital Square Financial Corporation; Friends of Milwaukee Public Museum; Midwest U.S.-Japan Association; Regional Transportation Authority (of southeast Wisconsin); the Wisconsin Association of Manufacturers and Commerce; and Wisconsin-Chiba, Inc. He is a Fellow in the American College of Probate Counsel. Mr. Neshek is active in the Walworth County Bar Association, the State Bar of Wisconsin, and the American Judicature Society.

    [PHOTO 6]
JUDITH D. PYLE

                       Principal  Occupation:   Vice  Chair   and  Senior   Vice
                         President of Corporate Marketing of Rayovac Corporation (a battery and lighting products manufacturer), Madison, Wisconsin.

                       Age: 50

                       Served as director since: February 1994

                       Annual Meeting at which nominated term of office will expire: 1995


OTHER INFORMATION: Ms. Pyle has served as a director of WPLH since May 1992. She is also a director of Rayovac Corporation, Firstar Corporation, Oshkosh B'Gosh, and H. C. Prange Company. She is a member of the Board of Visitors at the University of Wisconsin School of Business and the School of Family Resources and Consumer Sciences. In addition, Ms. Pyle is a member of the Board of Directors of the United Way Foundation. She is a former member of the Board of Directors of the Madison Civic Center Foundation, the United Way of Dane County, and the Wisconsin Special Olympics.


    [PHOTO 7]
CAROL T. TOUSSAINT

                       Principal occupation: Consultant

                       Age: 64

                       Served as director since: August 1976

                       Annual Meeting at which nominated term of office will expire: 1997

OTHER INFORMATION: Mrs. Toussaint is an independent consultant on board organization, fund development and public relations, working primarily with nonprofit organizations. She is the owner of Vantage Point, a lecture program business, and an Associate of Kolbe Concepts, Inc., a management consulting firm. She is an active member and past chair of the Utility Women's Conference (a national organization open to women serving as directors or officers of investor-owned electric, gas, water, and telephone companies). She is immediate past president of the Rotary Club of Madison, and a director of the Evjue
Foundation; Madison Civic Center Foundation; Madison Community Foundation; Wisconsin History Foundation; and the Wisconsin Taxpayers Alliance. At the University of Wisconsin-Madison, she serves as a director of the University Research Park, a member of the Board of Visitors of the School of Business, a member of the Alumni Association Cabinet 99, and on the Council on Women's Giving of the Bascom Hill Society of the University Foundation. Mrs. Toussaint has been a director of WPLH since February 1994.

    THE BOARD OF DIRECTORS RECOMMENDS THE FOREGOING NOMINEES FOR ELECTION AS DIRECTORS AND URGES EACH SHAREOWNER TO VOTE "FOR" ALL NOMINEES. SHARES OF STOCK REPRESENTED BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED "FOR" ALL NOMINEES.

                              CONTINUING DIRECTORS

    [PHOTO 8]
L. DAVID CARLEY

                       Principal  occupation:  Consultant  to  institutions  and
                         associations in higher education and health delivery; financial advisor to small businesses.

                       Age: 65

                       Served as director from: 1975 to 1977
                       Served as director since: 1983

                       Annual Meeting at which current term of office will expire: 1995


OTHER INFORMATION: Mr. Carley is a trustee of the Kennedy Presidential Library, and is a former trustee of Kalamazoo College. He is a past member of the Board of Regents of the University of Wisconsin System, is a past President of the National Association of Public Television Stations, and is a past President of the Medical College of Wisconsin.


    [PHOTO 9]
DONALD R. HALDEMAN

                       Principal  occupation: Executive Vice President and Chief
                         Executive Officer, Rural Insurance Companies (a mutual group), Madison, Wisconsin.

                       Age: 57

                       Served as director since: July 1985

                       Annual Meeting at which current term of office will expire: 1995

OTHER INFORMATION: Mr. Haldeman is a director of Competitive Wisconsin, Inc., and a member of the Board and Chairman of the Natural Resources Foundation of Wisconsin, Inc. He is also a member of the Board of Visitors for the University of Wisconsin-Madison School of Veterinary Medicine.

    [PHOTO 10]
KATHARINE C. LYALL

                       Principal  occupation: President, University of Wisconsin
                         System, Madison, Wisconsin.

                       Age: 52

                       Served as director since: October 1986

                       Annual Meeting at which current term of office will expire: 1996

OTHER INFORMATION: Ms. Lyall has served as President since April 1992 and prior thereto served as Executive Vice President of the University of Wisconsin System. Ms. Lyall has been a director of WPLH since February 1994. Ms. Lyall also serves on the Board of Directors of the Kemper National Insurance Companies and the Carnegie Foundation for the Advancement of Teaching. She is a member of a variety of professional and community organizations, including the American Economic Association; the Association of American Universities (currently serving on the Executive Committee); the Wisconsin Academy of Sciences, Arts and Letters; the American Red Cross (Dane County); Competitive Wisconsin, Inc.; and Forward Wisconsin. In addition to her administrative position, she is a Professor of Economics at the University of Wisconsin-Madison.

    [PHOTO 11]
HENRY C. PRANGE

                       Principal occupation:  Director and  Retired Chairman  of
                         the Board, H. C. Prange Company (retail stores), Green Bay, Wisconsin.

                       Age: 66

                       Served as director since: December 1965

                       Annual Meeting at which current term of office will expire: 1996

OTHER INFORMATION: Mr. Prange has served as a director of WPLH since December 1986. He is also a director of H. C. Prange Company, and is a past director of Frederick Atkins, Inc.

    [PHOTO 12]
HENRY F. SCHEIG

                       Principal   occupation:  Chairman   of  the   Board,  Aid
                         Association  for   Lutherans   (a   fraternal   benefit
                         society), Appleton, Wisconsin.

                       Age: 69

                       Served as director since: July 1980

                       Annual Meeting at which current term of office will expire: 1996

OTHER INFORMATION: Mr. Scheig is a director of Aid Association for Lutherans and a Trustee of AAL Mutual Funds. Mr. Scheig is past President of the Bay Lakes Council, Boy Scouts of America.

                      MEETINGS AND COMMITTEES OF THE BOARD

    During 1993, the Board of Directors had standing Audit, Compensation and Personnel, and Nominating Committees.

AUDIT COMMITTEE

    During 1993, the Audit Committee consisted of all non-management members of the Board and was chaired by K. C. Lyall. The committee held two meetings in 1993. Beginning in February 1994, the committee was reconstituted to consist of
L. D. Carley, R. G. Flowers, D. R. Haldeman, H. F. Scheig, and K. C. Lyall (Chair). The committee recommends to the shareowners the independent auditors to be appointed; reviews the reports and comments of the independent auditors; reviews the activities and reports of the Company's internal audit staff; and, in response to the reports and comments of both the independent auditors and internal auditors, recommends to the Board any action which the Audit Committee considers appropriate.

COMPENSATION AND PERSONNEL COMMITTEE

    During 1993, the Compensation and Personnel Committee consisted of all directors who are not and have never been officers, employees, or legal counsel of the Company, and was chaired by C.T. Toussaint. The committee held five meetings in 1993. Beginning in February 1994, the committee was reconstituted to consist of A.M. Nemirow, M.E. Neshek (Chair), H.C. Prange, J.D. Pyle, and C.T. Toussaint. The committee sets executive compensation policy; reviews the performance of, and approves salaries for, officers and certain other management personnel; reviews and recommends to the Board new or changed employee benefit plans; reviews major provisions of negotiated employment contracts, if any; and reviews human resource development programs.

NOMINATING COMMITTEE

    During 1993, the Nominating Committee consisted of E.B. Davis, Jr. (Chair), D.E. Haldeman, and C.T. Toussaint. The committee held one meeting in 1993. Beginning in February 1994, the committee was reconstituted to consist of R.G. Flowers, K.C. Lyall, A.M. Nemirow (Chair), H.C. Prange, and J.D. Pyle. The committee's responsibilities include making recommendations to the Board of Directors for nominees for election to the Board. In making recommendations of nominees for election to the Board, the Nominating Committee will consider nominees recommended by shareowners. Any shareowner wishing to make a recommendation should write the Chief Executive Officer of the Company, who will forward all recommendations to the Nominating Committee.

    The Board of Directors held eleven meetings during 1993. No director attended fewer than 85 percent of the aggregate number of meetings of the Board and committees of the Board on which such director served.


COMPENSATION OF DIRECTORS

    No fees are paid to directors who are officers of the Company (presently, Mr. Davis). Non-employee directors who served only on the Board of the Company received an annual fee of $24,000. Non-employee directors who served on the Boards of both the Company and WPLH received an annual fee of $32,800. Travel expenses are paid for each meeting day attended. All non-employee directors also received a 25 percent Company matching contribution in WPLH common stock for limited optional cash purchases of WPLH common stock through the WPLH Dividend Reinvestment and Stock Purchase Plan. Matching contributions for calendar year 1993 were as follows: L. David Carley, $3,751; Donald R. Haldeman, $3,751;

Katharine C. Lyall, $3,751; Henry F. Scheig, $3,751; Carol T. Toussaint, $2,500; and James R. Underkofler, $394. Mr. Underkofler will retire as a director effective on the date of the 1994 Annual Meeting of Shareowners.


    DIRECTOR'S CHARITABLE AWARD PROGRAM. In 1993, the Company established the Director's Charitable Award Program. The purpose of the Program is to recognize the interest of the Company and its directors in supporting worthy institutions, and to enhance the director benefit package so that the Company is able to continue to attract and retain directors of the highest caliber. Under the Program, when a director dies, the Company will donate a total of $500,000 to a qualifying charitable organization, or divide such amount between up to four qualifying organizations, selected by the individual director. The individual directors derive no financial benefit from the Program. All deductions for charitable contributions are taken by the Company, and the donations are funded by the Company through life insurance policies on the directors. Over the life of the Program, all costs of donations and premiums on the life insurance policies, including a return of the Company's cost of funds, will be recovered through the proceeds from life insurance on the directors. The program, over its life, will not result in any material cost to the Company.


    DIRECTOR'S LIFE INSURANCE PROGRAM. The Company maintains a split-dollar Director's Life Insurance Program for non-employee directors which provides a maximum death benefit of $500,000 to each eligible director. Under the split-dollar arrangement, directors are provided a death benefit only and do not have any interest in the cash value of the policies. The Life Insurance Program is structured to pay a portion of the total death benefit to the Company to reimburse the Company for all costs of the Life Insurance Program, including a return on its funds. The Life Insurance Program, over its life, will not result in any material cost to the Company.

                         OWNERSHIP OF VOTING SECURITIES

    The Company has two classes of voting securities outstanding, common stock and preferred stock. WPLH owns 100 percent of the outstanding common stock of the Company. As of January 31, 1994, no shareowner beneficially owned more than five percent of any series of the Company's preferred stock. Listed in the following table are the shares of WPLH common stock owned as of January 31, 1994, by the executive officers listed in the Summary Compensation Table and all of the directors of the Company, as well as the shares owned by directors and officers as a group.


                                                                                                         SHARES
                                                                                                      BENEFICIALLY
NAME OF BENEFICIAL OWNER                                                                                OWNED(1)
- - ----------------------------------------------------------------------------------------------------  ------------
Executives(2)
  William D. Harvey.................................................................................      4,458(3)
  James E. Johnson..................................................................................      1,063
  Edward F. Killeen.................................................................................      7,737(3)
  Eliot G. Protsch..................................................................................      3,419(3)
Director Nominees
  Les Aspin.........................................................................................        426(4)
  Erroll B. Davis, Jr...............................................................................      6,584(3)
  Rockne G. Flowers.................................................................................      5,901
  Arnold M. Nemirow.................................................................................      4,782
  Milton E. Neshek..................................................................................      7,770
  Judith D. Pyle....................................................................................      2,419
  Carol T. Toussaint................................................................................      6,680
Continuing Directors
  L. David Carley...................................................................................      2,339
  Donald R. Haldeman................................................................................      2,205
  Katharine C. Lyall................................................................................      2,524
  Henry C. Prange...................................................................................      6,293(3)
  Henry F. Scheig...................................................................................      3,192
Retiring Director
  James R. Underkofler..............................................................................     19,708(5)(6)
All Officers and Directors as a Group
  (32 people, including those listed above).........................................................    113,458

- - ---------
(1) Total shares of WPLH common stock outstanding as of January 31, 1994 were 30,441,027. All individual executives and directors owned beneficially less than one percent of the total outstanding shares. All executives and directors as a group own beneficially less than one percent of total outstanding shares.
(2)   Stock ownership for Mr. Davis is shown with director nominees.
(3) Included in the beneficially owned shares shown are the following number of shares over which the specified individuals have shared voting and investment power: Mr. Harvey--1,365; Mr. Protsch--271; Mr. Davis--3,882; Mr. Killeen--4,046; and Mr. Prange--248.

(4)   Mr. Aspin owned no  shares of WPLH  common stock as  of January 31,  1994;
      however,  Mr. Aspin was a shareowner of  WPLH when he was appointed to the
      Board of Directors of the Company in February 1994. As of March 25,  1994,
      Mr. Aspin owned 426 shares of WPLH common stock.
(5)   Mr.   Underkofler  owns  10  shares  of  Company  preferred  stock,  which represents  less  than  1  percent  of  the  class  of  stock  owned.  Mr.
      Underkofler is the only executive or director who owns preferred stock.
(6)   Mr.  Underkofler will retire  as a director  effective on the  date of the
      1994 Annual Meeting of
      Shareowners.


                       COMPENSATION OF EXECUTIVE OFFICERS

    The following Summary Compensation Table sets forth the total compensation paid by the Company for all services rendered during 1993, 1992, and 1991 to the Chief Executive Officer and the four other most highly compensated executive officers.

                           SUMMARY COMPENSATION TABLE

                                                         ANNUAL COMPENSATION
                                            ---------------------------------------------
                                                                        OTHER ANNUAL           ALL OTHER
NAME AND PRINCIPAL POSITION           YEAR  SALARY($)  BONUS($)(1)  COMPENSATION($)(2)(3)  COMPENSATION($)(2)(4)
- - ------------------------------------  ----  ---------  -----------  ---------------------  ------------------
Erroll B. Davis, Jr.................  1993    365,750     115,796              8,979              57,155
President and Chief                   1992    350,000      82,914              9,501              59,139
Executive Officer                     1991    270,000           0
William D. Harvey...................  1993    163,846      42,104              4,152              29,119
Senior Vice                           1992    143,991      24,119              4,321              21,692
President                             1991    139,128           0
Eliot G. Protsch....................  1993    144,748      42,104              2,934              14,122
Senior Vice                           1992    131,162      23,565              3,163              14,974
President                             1991    125,713           0
James E. Johnson....................  1993    139,169      35,068              6,079              29,641
Senior Vice                           1992    137,383      24,870              8,510              40,326
President                             1991    126,000           0
Edward F. Killeen(5)................  1993    138,386      30,964              8,315              33,964
                                      1992    124,812      16,876              2,242              29,023
                                      1991    113,493           0

- - ---------
(1) Consists of payments under the Company's Management Incentive Plan, which is a performance-based compensation plan.
(2)   In  accordance with  the rules of  the Securities  and Exchange Commission
      (SEC), the amounts for Other Annual Compensation and All Other Compensation are first reported for 1992.
(3)   Consists of income tax gross-ups for reverse split-dollar life insurance.

(4)   All  Other  Compensation  for  1993 consists  of:  vacation  buy-back, Mr.
      Davis--$8,440, and Mr. Harvey-- $5,116; matching contributions to 401(k) plan, Mr. Davis--$5,613, Mr. Harvey--$7,214, Mr. Johnson-- $3,342, Mr.
      Protsch--$2,066, and Mr. Killeen--$2,076; split-dollar life insurance premiums, Mr. Davis $28,408, Mr. Harvey--$9,994, Mr. Johnson--$16,350, Mr.
      Protsch--$7,254, and Mr. Killeen--$18,281; reverse split-dollar life insurance premiums, Mr. Davis--$14,694, Mr. Harvey--$6,795, Mr. Johnson--
      $9,949, Mr. Protsch--$4,802, and Mr. Killeen--$13,608. The split-dollar and reverse split-dollar insurance premiums are calculated using the "foregone interest" method.
(5)   Retired on January 1, 1994.


    RETIREMENT PLAN. Salaried employees (including officers) of the Company are eligible to participate in the Company's Retirement Plan. All eligible persons whose compensation is reported in the foregoing Summary Compensation Table participated in the plan during 1993. Contributions to the plan are determined actuarially, computed on a single-life, annuity basis, and cannot be readily calculated as applied to any individual participant or small group of participants. For purposes of the plan, compensation means payment for services rendered, including vacation and sick pay, and is substantially equivalent to salary reported in the foregoing Summary Compensation Table. Retirement plan benefits depend upon length of plan service (up to a maximum of 30 years), age at retirement, and amount of compensation (determined in accordance with the plan) and are reduced by up to 50 percent of Social Security benefits. Credited years of service under the plan for covered persons named in the foregoing Summary Compensation Table are as follows: James E. Johnson, 30 years; Edward F. Killeen, 17 years; Erroll B. Davis, Jr., 14 years; Eliot G. Protsch, 14 years; and William D. Harvey, 6 years. Assuming retirement at age 65, a retirement plan participant would be eligible at retirement for a maximum annual retirement benefit as follows:



                             RETIREMENT PLAN TABLE



               AVERAGE                     ANNUAL BENEFIT AFTER SPECIFIED YEARS IN PLAN*
                ANNUAL                  ----------------------------------------------------
             COMPENSATION                  5       10       15       20       25       30
            -------------               -------  -------  -------  -------  -------  -------
$125,000..............................  $10,311  $20,623  $30,934  $41,245  $51,557  $61,868
 150,000..............................   12,603   25,206   37,809   50,412   63,015   75,618
 200,000..............................   17,186   34,373   51,559   68,745   85,932  103,118
 250,000..............................   21,770   43,539   65,309   87,079  108,848  130,618
 300,000..............................   26,353   52,709   79,059  105,412  131,765  158,118
 350,000..............................   30,936   61,873   92,809  123,745  154,682  185,618
 400,000..............................   35,520   71,039  106,559  142,079  177,598  213,118
 450,000..............................   40,103   80,206  120,309  160,412  200,515  240,618

- - ---------
(*) Average annual compensation  is based  upon the  average of  the highest  36 consecutive months of compensation. The Retirement Plan benefits shown above are net of estimated Social Security benefits and do not reflect any deduction for other amounts. The annual retirement benefits payable are subject to certain maximum limitations under the Internal Revenue Code (in general, $115,641 for 1993 and $118,800 for 1994). Payments in excess of these limits are made from the Unfunded Supplemental Retirement Plan. Under the Retirement Plan and a supplemental survivors income plan, if a Retirement Plan participant dies prior to retirement, the designated survivor of the participant is entitled to a monthly income benefit equal to approximately 50 percent (100 percent in the case of certain executive officers and key management employees) of the monthly retirement benefit which would have been payable to the participant under the Retirement Plan if the participant had remained employed by the Company until eligible for normal retirement.


    UNFUNDED SUPPLEMENTAL RETIREMENT PLAN. The Company maintains an Unfunded Supplemental Retirement Plan which provides funds for payment of retirement benefits above the limitations on payments from qualified pension plans in those cases where an employee's retirement benefits exceed the qualified plan limits. Additionally, the plan provides for payments of supplemental retirement benefits to employees of Vice President or higher, who have been granted additional months of service by the Board of Directors for purposes of computing retirement benefits.

    UNFUNDED EXECUTIVE TENURE PLAN. The Company maintains an Unfunded Executive Tenure Plan to provide incentive for key executives to remain in the service of the Company by providing additional compensation which is payable only if the executive remains with the Company until retirement (or other termination if approved by the Board of Directors). Participants in the plan must be designated by the Chief Executive Officer and approved by the Board. Mr. Davis was the only active participant in the plan as of December 31, 1993. The plan provides for monthly payments to a participant after retirement (at or after age 65, or with Board approval, prior to age 65) for 120 months. The payments will be equal to 25 percent of the participant's highest average salary for any consecutive 36-month period. If a participant dies prior to retirement or before 120 payments have been made, the participant's beneficiary will receive monthly payments equal to 50 percent of such amount for 120 months in the case of death before retirement, or if the participant dies after retirement, 50 percent of such amount for the balance of the 120 months. Annual benefits of $92,000 would be payable to Mr. Davis upon retirement, assuming he continues in the Company's service until retirement at the same salary as was in effect on December 31, 1993.

               REPORT OF THE COMPENSATION AND PERSONNEL COMMITTEE
                           ON EXECUTIVE COMPENSATION

    The Company's principal executive compensation objective is to compensate executive officers in a manner that will attract and retain the services of an outstanding management team and provide incentives to motivate superior performance by key employees. In concert with that objective, the Compensation and Personnel Committee of the Board of Directors has a three component executive compensation policy: (1) annual base salary adjustments designed to recognize professional growth and to adjust for inflationary pressures, (2) annual Management Incentive Plan awards based on achieving specific corporate performance targets, and (3) promotional increases related to significant increases in responsibility and/or disparities with comparable positions in the industry. To assist the Compensation and Personnel Committee in determining and establishing appropriate executive compensation policies, the Committee has engaged an independent consultant to study the executive compensation policies and practices of the Company and to make recommendations to the Committee. An outline of the three elements of the current compensation policy follows:

    BASE ADJUSTMENT--Each executive is in a salary grade with a salary range based on his or her level of experience and responsibility compared to similar positions within the utility industry, based on the Edison Electric Institute survey of utility executive compensation, and in the broader marketplace based on information on general industry executive compensation provided by Wyatt Data Services. All regular salaried employees, including officers of the Company, received a base salary adjustment of from 3.5 to 5.5 percent for calendar year 1993, effective on January 1, 1993, determined by their current positions in their respective salary ranges. Those nearer to the lower ends of their respective ranges received the highest percentage increases.

    MANAGEMENT INCENTIVE PLAN (MIP)--The goal of the MIP for the Company is to place a portion of executives' compensation at risk to encourage and reward a continued high level of performance each year. The MIP covers utility executives, including Mr. Davis' utility responsibilities. The MIP is based on achieving annual targets in several areas of overall corporate performance, including profitability, operations and maintenance expense reductions, capital spending reductions, electric and gas conservation, maintenance of competitive utility rates, and achievement of electric service reliability standards.

    MIP performance category thresholds were all exceeded, except for the reliability targets which were affected by unusually severe weather during 1993. The MIP awarded 63 percent of its allowable maximum for 1993.

    MIP awards for Mr. Davis can range from 0 to 50 percent of his annual utility salary. MIP awards for other executives range from 0 to 35 percent of their individual annual salary. Awards for 1993 were made to Mr. Davis and to other top executives as shown in the Summary Compensation Table. MIP program performance categories, targets, and award levels are reviewed annually by the Committee.

    CHIEF EXECUTIVE OFFICER COMPENSATION--The compensation for Mr. Davis, President and Chief Executive Officer, reported for 1993 reflects the application of the policies described above. Mr. Davis also participates in the other employee benefit plans available to executive officers.

    POLICY WITH  RESPECT TO  THE $1  MILLION DEDUCTION  LIMIT--Recently  enacted
Section 162(m) of the Internal Revenue Code generally limits the corporate deduction for compensation paid to executive officers named in the proxy statement to $1 million unless certain requirements are met. The Committee has carefully considered the impact of this new tax code provision. At this time, no executives will earn compensation in excess of the $1 million cap limitation. The Committee, however, will continue to monitor the impact of Section 162(m).

                                          COMPENSATION AND PERSONNEL COMMITTEE
                                          Milton E. Neshek (Chair)
                                          Judith D. Pyle
                                          Arnold M. Nemirow
                                          Carol T. Toussaint
                                          Henry C. Prange

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934


    The Company's directors, its executive officers and certain other officers are required to report their ownership of WPLH common stock and the Company's preferred stock and any changes in that ownership to the SEC. All required filings in 1993 were properly made in a timely fashion, with the exception of one purchase of 20 shares of WPLH common stock by Milton E. Neshek, a director, in April 1993, which was not reported until June 8, 1993. In making this statement, the Company has relied on representations of the persons involved and on copies of their reports provided to the Company.

                                 PROPOSAL # 2:
                      APPOINTMENT OF INDEPENDENT AUDITORS

    The Audit Committee of the Board of Directors of the Company recommends the reappointment of Arthur Andersen & Co., independent public accountants, as auditors to examine the financial statements of the Company for 1994. Arthur Andersen & Co. served as auditors for the Company in 1993. In tabulating the votes for the reappointment of Arthur Andersen & Co., an abstention has the same effect as a vote against. Beneficially owned shares not voted (broker nonvotes) have no effect on vote tabulations. WPLH intends to vote all of its shares of common stock "FOR" the appointment of Arthur Andersen & Co. as the Company's independent auditors for 1994, thereby assuring the appointment of Arthur Andersen & Co.

    A representative of Arthur Andersen & Co. will be present at the meeting and available to make a statement or to respond to questions, as appropriate.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE REAPPOINTMENT OF ARTHUR ANDERSEN & CO. SHARES OF STOCK REPRESENTED BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED "FOR" SUCH REAPPOINTMENT.

                                 PROPOSAL # 3:
                      PROPOSED AMENDMENTS TO THE RESTATED
                            ARTICLES OF ORGANIZATION

INTRODUCTION


    The Board of Directors of the Company has unanimously approved and recommends that the shareowners adopt proposed amendments to Article III of the Restated Articles of Organization of the Company (the "Articles"). The proposed amendments, if approved by the shareowners, would make it possible for the Company to issue shares of preferred stock with a variable or floating dividend rate. At present, the Company is only permitted under the Articles to issue preferred stock with a fixed dividend rate. If approved, the proposed amendments would also (i) eliminate references in the Articles to shares of the Company's 7.56% Preferred Stock, 8.48% Preferred Stock and 12% Preferred Stock (all of which shares have been redeemed by the Company and accordingly reclassified as authorized but unissued shares of preferred stock without designation as to series) and eliminate certain provisions governing redemption premiums on other series of outstanding preferred stock which, due to the passage of time, are no longer in effect, (ii) consolidate into a new paragraph of Article III and confirm various provisions of the Articles which set forth the terms of the shares of those series of preferred stock currently outstanding (without effecting substantive changes to the terms of such series), and (iii) effect several other clarifying changes as described in greater detail below.

    Pursuant to the Articles, the Company is authorized to issue 3,750,000 shares of preferred stock, without par value, in various series, provided that the aggregate stated value thereof does not exceed $150 million at any time. As of March 22, 1994, of the 3,750,000 authorized shares of preferred stock, there was a total of 1,049,225 shares outstanding, which outstanding shares were divided into seven different series as follows: 99,970 shares of 4 1/2% Preferred Stock, 74,912 shares of 4.80% Preferred Stock, 64,979 shares of 4.96% Preferred Stock, 29,957 shares of 4.40% Preferred Stock, 29,947 shares of 4.76% Preferred Stock, 599,460 shares of 6.50% Preferred Stock, and 150,000 shares of 6.20% Preferred Stock. The remaining authorized but unissued shares of preferred stock are subject to issuance by the Company in such series and on such terms as the Articles permit and as the Board of Directors may deem advisable. The proposed amendments would not change the number of shares or the aggregate stated value of preferred stock that the Company is authorized to issue.


    The text of the proposed amendments is attached hereto as Appendix A. Each shareowner is urged to read Appendix A carefully, together with the summary of certain important aspects of the proposed amendments which follows. The discussion below is qualified in its entirety by reference to the full text of the proposed amendments.

PURPOSE AND EFFECTS

    The primary purpose of the proposed amendments is to provide the Company with greater flexibility with respect to its financing alternatives and to increase the Company's access to financial markets. If given the ability to issue preferred stock for which the dividend rate is not fixed, the Company will be better positioned to take advantage of fluctuations in interest rates and therefore possibly obtain lower-cost financing. The proceeds from the issuance of variable rate preferred stock (assuming shareowner approval of the proposed amendments) would be available for general corporate purposes, including the possible future redemption of outstanding series of the Company's first mortgage bonds.


    Existing provisions of the Articles relating to the issuance of preferred stock require that the annual rate of dividend for each series of preferred stock be fixed (although the rates may vary from series to series) and that the dividends on all series of preferred stock be paid or set apart on the same date (on a quarterly basis) and in the same proportionate amount. THE PROPOSED AMENDMENTS WOULD NOT AFFECT THE TIMING OF DIVIDEND PAYMENTS ON OR THE DIVIDEND PERIODS OF SHARES OF PREFERRED STOCK WITH A FIXED DIVIDEND RATE, BUT WOULD ALLOW THE BOARD OF DIRECTORS TO ESTABLISH DIFFERENT DIVIDEND PERIODS AMONG SERIES OF PREFERRED STOCK WITH VARIABLE DIVIDEND RATES (AND ALLOW FOR SUCH DIVIDEND PERIODS TO BE CHANGED FROM TIME TO TIME AS SPECIFIED IN THE PARTICULAR SERIES). The proposed amendments would also eliminate the requirement that dividends be paid or set apart in a proportionate amount for each share of preferred stock at any time that a dividend is paid on or set apart for a specific series of preferred stock. In light of the possibility under the proposed amendments of having dividend periods which no longer coincide, this change is intended to eliminate the administrative burden and cost to the Company of having to set apart dividends during the course of a dividend period for one series of preferred stock in order to pay the dividend on another series at the conclusion of such latter series' respective dividend period. THE PROPOSED AMENDMENTS DO PROVIDE, HOWEVER, THAT NO DIVIDEND MAY BE PAID ON ANY SERIES OF PREFERRED STOCK UNLESS, AT THE TIME FOR SUCH DIVIDEND PAYMENT, CUMULATIVE DIVIDENDS ON ALL OUTSTANDING SERIES OF PREFERRED STOCK FOR ALL THEN COMPLETED DIVIDEND PERIODS HAVE BEEN PAID OR SET APART.


    Similarly, the current Articles provide that no dividend may be paid on the Company's common stock (all of which is held by WPLH) unless cumulative dividends for all past dividend periods and the current period for all series of preferred stock then outstanding have been paid or set apart. The proposed amendments would modify this provision so that common stock dividends could be paid, provided that dividends had been paid or set apart with respect to all series of outstanding preferred stock for all then completed dividend periods. This change is intended, as discussed in a similar context above, to eliminate the burden and cost to the Company of having to set apart a dividend for a series of preferred stock during the course of a dividend period for such series.

    Under the present Articles, holders of preferred stock are entitled to elect a majority of the Board of Directors of the Company for so long as the Company is in default in an amount equal to four full quarterly dividends on all shares of preferred stock then outstanding. To account for the issuance of variable rate preferred stock which may have dividend periods that do not coincide with the quarterly periods of the fixed rate preferred stock, the proposed amendments would give holders of preferred stock the right to elect a majority of the directors in the event the Company was in default on dividends on preferred stock in an amount equal to the dividend requirement for one year on all then outstanding shares of preferred stock. For purposes of this provision and elsewhere in the Articles, the proposed amendments would provide, in the case of variable rate preferred stock, that the dividend requirement for one year be calculated by using the dividend rate in effect with respect to each variable rate series at the time the determination is made.

    The proposed amendments would also clarify that shares of any series of preferred stock which have been redeemed or reacquired by the Company will have the status of authorized but unissued shares of preferred stock, without designation as to series, until such shares are once more designated as part of a particular series by the Board of Directors. The proposed amendments would similarly clarify the authority of the Board of Directors to provide, in the resolution creating a new series of preferred stock, that the shares of such series be entitled to a "no call" period during which time such shares would not be subject to redemption by the Company.

    The remaining changes effected by the proposed amendments would conform various provisions of the Articles to provide for the issuance of variable rate preferred stock.

VOTE REQUIRED FOR ADOPTION OF THE AMENDMENTS

    The affirmative vote of holders of both two-thirds of the voting power of the outstanding preferred stock entitled to vote thereon, with all series of preferred stock voting together as a separate class, and a majority of the voting power of all outstanding shares of preferred stock and common stock of the Company entitled to vote thereon, will be required to approve the proposed amendments. Any shares not voted at the annual meeting, whether due to abstentions, broker nonvotes or otherwise, will have the effect of a vote against the proposed amendments. WPLH intends to vote all of the outstanding shares of the Company's common stock "FOR" the proposed amendments.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREOWNERS VOTE "FOR" THE PROPOSED AMENDMENTS. SHARES OF STOCK REPRESENTED BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED "FOR" THE PROPOSED AMENDMENTS.

                                    GENERAL

    VOTING. The outstanding voting securities of the Company on the record date stated below consisted of 13,236,601 shares of common stock (all of which are held by WPLH) and 1,049,225 shares of preferred stock (issued in various series).

    Only shareowners of the Company of record on its books at the close of business on March 22, 1994, are entitled to vote at the meeting. Each such shareowner is entitled to vote on each matter submitted to a vote at the meeting. WPLH, the sole holder of the Company's common stock, has one vote for each share it holds on the record date. Every holder of preferred stock has, for each share of preferred stock held by him or her on the record date, that number of votes (including any fractional vote) determined by dividing the stated value of such shares by 100. Shareowners may vote either in person or by duly authorized proxy. The giving of proxies by shareowners will not affect their right to vote their shares if they attend the meeting and desire to vote in person. Presence at the meeting of a shareowner who signed a proxy, however, does not itself revoke the proxy. A proxy may be revoked by the person giving it, any time before it is voted, by advising the Secretary of the Company prior to such voting. A proxy may also be revoked by a shareowner who duly executes another proxy bearing a later date but prior to the voting. All shares represented by effective proxies on the enclosed form, received by the Company, will be voted at the meeting or any adjourned session of the meeting, all in accordance with the terms of such proxies.


    PROPOSALS OF SHAREOWNERS. Under the rules of the SEC, any shareowner proposal intended to be presented at the 1995 Annual Meeting of Shareowners must be received at the principal office of the Company no later than December 9, 1994, in order to be eligible to be considered for inclusion in the Company's proxy materials relating to that meeting.


    OTHER BUSINESS. The meeting is being held for the purposes set forth in the notice accompanying this proxy statement. The Board of Directors of the Company knows of no business to be transacted at the meeting other than that set forth in the notice. However, if any other business should properly be presented to the meeting, the proxies will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

                                          WISCONSIN POWER AND LIGHT COMPANY

                                          [GRAPHIC]
                                          ERROLL B. DAVIS, JR.
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                                                      APPENDIX A

            PROPOSED AMENDMENTS TO RESTATED ARTICLES OF ORGANIZATION

    Article III as set forth below is marked to reflect changes that would be effected by the proposed amendments. Additions are in all capital letters and deletions have been indicated by including an * (asterisk) before and after this material.

                            ------------------------

                                  ARTICLE III

    (1) The authorized capital stock of the Corporation is Two Hundred Forty Million Dollars ($240,000,000) and is divided into Three Million Seven Hundred Fifty Thousand (3,750,000) shares of Preferred Stock without par value, provided that the aggregate stated value thereof shall not exceed $150,000,000 at any time, and Eighteen Million (18,000,000) shares of Common Stock of the par value of $5 per share. All shares of the authorized Preferred Stock at any time having the status of authorized and unissued shares may be issued in one or more series, with such stated values, with such designation or designations and with such terms and conditions as to redemption (but the redemption price shall be not less than the stated value), as to rate of dividend (which *shall be expressed in the designation of the shares* MAY BE FIXED OR VARIABLE) AND FREQUENCY OF DIVIDEND PAYMENT, and as to sinking fund provisions (if any) for the redemption or purchase of shares, applicable to the shares of each series as may be determined *and fixed* by the Board of Directors of the Corporation in the resolution authorizing the issue of such shares. Shares of any series of Preferred Stock may not be issued for a consideration less than the stated value thereof. *Each share of the Corporation's 4 1/2% Preferred Stock, 4.80% Preferred Stock, 4.96% Preferred Stock, 4.40% Preferred Stock, 4.76% Preferred Stock, 8.48% Preferred Stock, 7.56% Preferred Stock and 12% Preferred Stock now outstanding shall have a stated value of $100.*

    (2) The holders of the Preferred Stock from time to time outstanding shall be entitled to receive, in respect of each share held, dividends upon the stated value thereof at the *annual* rate specified *in the designation of* FOR such share, payable quarter-yearly*,* IN THE CASE OF A SHARE OF PREFERRED STOCK WITH A FIXED RATE OF DIVIDEND OR PAYABLE AS SPECIFIED BY THE BOARD OF DIRECTORS OF THE CORPORATION IN THE RESOLUTION AUTHORIZING THE ISSUE OF SUCH SHARES IN THE CASE OF A SHARE OF PREFERRED STOCK WITH A VARIABLE RATE OF DIVIDEND, IN EITHER CASE when and as declared by the Board of Directors, out of the surplus or net profits of the Corporation. Such dividends shall be cumulative from and including the first day of the dividend period in which such share shall have been originally issued; and shall FOR ANY COMPLETED DIVIDEND PERIOD be paid, or declared and set apart for payment, before any dividends shall be declared or paid on or set apart for the Common Stock, so that if for any COMPLETED *past* dividend period *or the current dividend period* dividends on the Preferred Stock shall not have been paid, or declared and set apart for payment, the deficiency shall be fully paid or declared and funds set apart for the payment thereof before any dividends shall be declared or paid on or set apart for the Common Stock. The holders of *the* SHARES OF ANY SERIES OF Preferred Stock shall not be entitled to receive any dividends thereon except dividends at the *annual* rate *hereinbefore* provided BY THE BOARD OF DIRECTORS IN THE RESOLUTION AUTHORIZING THE ISSUE OF SUCH SHARES. The term "dividend period", as used herein, refers to EITHER each period of three consecutive calendar months ending, respectively, February 28, May 31, August 31 and November 30 in each year IN THE CASE OF A SERIES OF PREFERRED STOCK HAVING A FIXED RATE OF DIVIDEND OR, IN THE CASE OF A SERIES OF PREFERRED STOCK HAVING A VARIABLE RATE OF DIVIDEND, SUCH PERIOD AS SHALL EITHER BE SPECIFIED BY THE BOARD OF DIRECTORS OF THE CORPORATION IN THE RESOLUTION AUTHORIZING THE ISSUE OF SHARES OF SUCH SERIES OR DETERMINED IN ACCORDANCE WITH THE AUTHORITY GRANTED IN SAID RESOLUTION. *No dividend shall at any time be paid on or set apart for any share unless at the same time there shall be paid on or set apart for all shares of Preferred Stock then outstanding dividends in such amount that the holders of all shares of Preferred Stock shall receive or have set apart for them a uniform percentage of the full annual dividend to which they are, respectively, entitled.* All shares of Preferred Stock, regardless of designation, shall constitute one class of stock and, excepting only as to the stated values thereof, the *rates of dividends payable* DIVIDEND rates (WHETHER FIXED OR VARIABLE) *of* AND THE FREQUENCY OF dividend*s* *payable* PAYMENTS thereon, the price at which, and the terms and conditions on which, shares may be redeemed and sinking fund provisions for the redemption or purchase of shares, shall be of equal rank and confer equal rights upon the holders thereof. *All shares of Preferred Stock of the same stated value per share at any time outstanding which bear the same dividend rate shall constitute one series of Preferred Stock and all shares of any one series of Preferred Stock shall be alike in all respects.* NO DIVIDEND SHALL BE PAID ON ANY SERIES OF PREFERRED STOCK FOR A DIVIDEND PERIOD AT THE CONCLUSION OF SUCH PERIOD UNLESS AT THAT TIME ALL CUMULATIVE DIVIDENDS UPON THE PREFERRED STOCK OF ALL SERIES THEN OUTSTANDING FOR ALL COMPLETED DIVIDEND PERIODS SHALL HAVE BEEN PAID OR DECLARED AND SET APART FOR PAYMENT. When full cumulative dividends as aforesaid upon the Preferred Stock of all series then outstanding for all COMPLETED *past* dividend periods *and for the current dividend period* shall have been paid or declared and set apart for payment, the Board of Directors may declare dividends on the Common Stock of the Corporation, subject to the restrictions hereinafter contained.


    (3) In the event of the liquidation, dissolution or winding up, whether voluntary or involuntary, of the Corporation, the holders of the Preferred Stock shall be entitled to be paid in full, out of the net assets of the Corporation, the stated value of their shares and, to the extent that there may be profits properly applicable thereto (whether capitalized or not), the unpaid dividends accrued thereon before any amount shall be paid out of such assets to the holders of the Common Stock. After such payment in full to the holders of the Preferred Stock, the remaining assets shall be divided among and paid to the holders of the Common Stock.

    (4) *(a)* The Corporation, on the sole authority of its Board of Directors, shall have the right (SUBJECT TO THE SPECIFIC TERMS OF ANY SERIES OF PREFERRED STOCK AS FIXED BY THE BOARD OF DIRECTORS) at any time or from time to time to redeem and retire all or part of the Preferred Stock or all or part of the shares of one or more series of Preferred Stock upon and by the payment to the holders of the shares to be redeemed, or upon or by setting aside, as hereinafter provided, for the benefit of such holders, the stated value of each share to be redeemed, together with all unpaid accrued dividends thereon, and, in addition thereto, *a* THE premium *as follows: for each share of 4 1/2% Preferred Stock, a premium of $7; for each share of 4.80% Preferred Stock, a premium of $1; for each share of 4.96% Preferred Stock, a premium of $1; for each share of 4.40% Preferred Stock, a premium of $4.50; for each share of 4.76% Preferred Stock, a premium of $1; for each share of 8.48% Preferred Stock, a premium of $6 to and including June 30, 1981, a premium of $3 if redeemed after June 30, 1981 and to and including June 30, 1986, and thereafter a premium of $1; for each share of 7.56% Preferred Stock, a premium of $8.56 to and including May 31, 1978; a premium of $6.04 if redeemed after May 31, 1978 and to and including May 31, 1983, a premium of $3.52 if redeemed after May 31, 1983 and to and including May 31, 1988, and thereafter a premium of $1, provided, that none of the 7.56% Preferred Stock may be redeemed prior to June 1, 1978, if such redemption is for the purpose of refunding or is in anticipation of the refunding of such 7.56% Preferred Stock through the issuance of any shares of Preferred Stock or of any other stock ranking prior to or on a parity with Preferred Stock, if such shares have a dividend cost to the Corporation of less than 7.539% per annum; for each share of 12% Preferred Stock, a premium of $18 if redeemed after August 31, 1979 and to and including August 31, 1984, $5 if redeemed after August 31, 1984 and to and including August 31, 1989, and thereafter a premium of $1, provided that none of the shares of 12% Preferred Stock may be redeemed at the option of the Corporation (except for purposes of satisfying the sinking fund relating to the shares of 12% Preferred Stock) prior to September 1, 1979; and for each share of any other series, the premium* (IF ANY) fixed for the shares of such series; provided, however, that not less than thirty (30) days previous to the date fixed for redemption, notice of the intention of the Corporation to redeem such stock, specifying the stock to be redeemed and the date and place of redemption, (i) shall be published in a newspaper of general circulation published in the City of Madison, Wisconsin, and also in a newspaper of general circulation published in the City of Chicago, Illinois, and in a newspaper of general circulation published in the City of New York, New York, and (ii) shall be deposited in a United States post office or mail box at any place in the United States addressed to each holder of record of the shares to be redeemed at his address as the same appears upon the records of the Corporation; but in mailing such notice unintentional omissions or errors in names or addresses shall not impair the validity of the notice of redemption. In every case of the redemption of less than all of the outstanding shares of any one series of Preferred Stock, the shares of such series to be redeemed shall be chosen by lot or in such other manner as may be prescribed by resolution of the Board of Directors. The Corporation may deposit, with a bank or trust company, which shall be named in the notice of redemption, shall be located in the City of Milwaukee, Wisconsin, or in Chicago, Illinois, or in New York, New York, and shall then have capital, surplus and undivided profits of at least $1,000,000, the aggregate redemption price of the shares to be redeemed, in trust for the payment on or before the redemption date to or upon the order of the holders of such shares, upon surrender of the certificates for such shares. Such deposit in trust may, at the option of the Corporation, be upon terms whereby in case the holder of any shares of Preferred Stock called for redemption shall not, within ten years after the date fixed for redemption of such shares, claim the amount on deposit with any bank or trust company for the payment of the redemption price of said shares, such bank or trust company shall on demand pay to or upon the written order of the Corporation or its successor the amount so deposited and thereupon such bank or trust company shall be released from any and all further liability with respect to the payment of such redemption price and the holder of said shares shall be entitled to look only to the Corporation or its successor for the payment thereof. Upon the giving of notice of redemption and upon the deposit of the redemption price, as aforesaid, or, if no such deposit is made, upon the redemption date (unless the Corporation defaults in making payment of the redemption price as set forth in such notice), such holders shall cease to be stockholders with respect to said shares, and from and after the making of said deposit and the giving of said notice, or, if no such deposit is made, after the redemption date (the Corporation not having defaulted in making payment of the redemption price as set forth in such notice), said shares shall no longer be transferable on the books of the Corporation, and the said holders shall have no interest in or claim against the Corporation with respect to said shares, but shall be entitled only to receive said moneys on the date fixed for redemption as aforesaid from said bank or trust company, or from the Corporation, without interest thereon, upon surrender of the certificates as aforesaid.

    The term "accrued dividends" shall be deemed to mean, in respect of any share of the Preferred Stock as of any given date, the amount of dividends payable on such share, computed, at the *annual* dividend rate (WHICH MAY BE FIXED OR VARIABLE) for such share, from the date on which dividends thereon became cumulative to and including such given date, less the aggregate amount of all dividends which have been paid or which have been declared and set apart for payment on such share. Accumulations of dividends shall not bear interest.

    Nothing herein contained shall limit any legal right of the Corporation to purchase any shares of the Preferred Stock.

    *(b)**Shares of the 12% Preferred Stock shall be redeemable at the option of the Corporation, from time to time on or after September 1, 1978, for purposes of satisfying the sinking fund for shares of the 12% Preferred Stock, upon the notice and in the manner and with the effect hereinabove provided, at a price equal to $100 per share plus accrued dividends to the date of redemption; provided that no more than 15,000 shares of 12% Preferred Stock shall be redeemable in any 12-month period ending August 31 in each year for purposes of satisfying such sinking fund and all shares redeemed in any such 12-month period shall be cancelled and retired and applied to the sinking fund for such period. Every notice of redemption of shares of 12% Preferred Stock pursuant to this grammatical paragraph shall state that the shares called for redemption are being redeemed in satisfaction of such sinking fund.*

    *During each 12-month period ending August 31 in each year, beginning in 1979, as and for a sinking fund for the shares of 12% Preferred Stock, the Corporation shall, subject to the restrictions contained in this grammatical paragraph, redeem and retire 7,500 shares of 12% Preferred Stock (being 5% of the number of shares of 12% Preferred Stock originally issued) at the sinking fund redemption price of $100 per share plus accrued dividends to the date of redemption (such required redemptions being hereinafter referred to as the "sinking fund requirement for the 12% Preferred Stock"). The sinking fund requirement for the 12% Preferred Stock shall be cumulative so that if the Corporation shall fail to satisfy in full the sinking fund requirement for the 12% Preferred Stock in any such 12-month period, the amount of the deficiency shall be added to the sinking fund requirement for the 12% Preferred Stock for succeeding 12-month periods until such deficiency shall be made good. Such deficiency shall be made good as soon as practicable. In the event the Corporation should be in arrears in the sinking fund requirement for the 12% Preferred Stock for any such 12-month period or periods (whether or not for a reason set forth in the penultimate sentence of this grammatical paragraph), and so long as the Corporation shall remain in arrears in such requirement, the Corporation may not purchase, redeem or pay dividends on any of its stock ranking junior to the shares of 12% Preferred Stock. The Corporation may satisfy the whole or any part of the sinking fund requirement for the 12% Preferred Stock for any such 12-month period by canceling and retiring, prior to the end of such 12-month period, shares of 12% Preferred Stock purchased by the Corporation or shares of 12% Preferred Stock redeemed by the Corporation otherwise than pursuant to the immediately preceding grammatical paragraph. The Corporation may redeem through the sinking fund during any such 12-month period not more than 7,500 additional shares of the shares of 12% Preferred Stock. The application of such additional shares so redeemed to the sinking fund requirement for the 12% Preferred Stock will not reduce the sinking fund requirement for the 12% Preferred Stock in any subsequent 12-month period, and the right of the Corporation to apply such additional shares to the sinking fund requirement for the 12% Preferred Stock will not be cumulative. All shares of 12% Preferred Stock redeemed or purchased, including those applied to meet the sinking fund requirement for the 12% Preferred Stock, shall be cancelled and retired and shall become authorized but unissued shares of Preferred Stock but may not be reissued as shares of 12% Preferred Stock. No shares of 12% Preferred Stock shall be redeemed to satisfy the sinking fund unless, at the date such shares are called for redemption, full dividends on all shares of the Preferred Stock of the

Corporation for all prior periods shall have been paid or declared and set apart for payment. Nothing contained in this grammatical paragraph shall be deemed to require the Corporation to redeem or purchase shares of 12% Preferred Stock at a time when it may not legally do so.*

    *Whenever less than all of the shares of 12% Preferred Stock are to be called for redemption, the shares to be redeemed shall be selected by lot or in such impartial manner as the Board of Directors of the Corporation may determine.*

    ANY SHARES OF ANY SERIES OF PREFERRED STOCK WHICH SHALL AT ANY TIME HAVE BEEN REDEEMED OR OTHERWISE REACQUIRED BY THE CORPORATION SHALL, AFTER SUCH REDEMPTION OR REACQUISITION, HAVE THE STATUS OF AUTHORIZED BUT UNISSUED SHARES OF PREFERRED STOCK OF THE CORPORATION, WITHOUT DESIGNATION AS TO SERIES, UNTIL SUCH SHARES ARE ONCE MORE DESIGNATED AS PART OF A PARTICULAR SERIES BY THE BOARD OF DIRECTORS OF THE CORPORATION.

    (5) So long as any shares of Preferred Stock of any series are outstanding, the Corporation shall not, without the affirmative vote of the record holders of shares of Preferred Stock of all series at the time outstanding, voting separately as one class, having in the aggregate a number of votes, calculated as provided in Paragraph (8)(a) hereof, at least equal to two-thirds of the total number of votes, as so calculated, possessed by all such holders:

        (a) Amend the provisions of the Restated Articles of Organization so as to create or authorize any stock ranking prior in any respect to the Preferred Stock; or issue any such stock; or

        (b) Change, by amendment to the Restated Articles of Organization, or otherwise, the terms and provisions of the Preferred Stock so as to affect adversely the rights and preferences of the holders thereof; provided, however, that if any such change will affect adversely the holders of one or more, but less than all, of the series of Preferred Stock at the time outstanding, there shall be required the vote only of the holders of the series so adversely affected at the time outstanding having in the aggregate a number of votes, calculated as provided in Paragraph (8)(a) hereof, at least equal to two-thirds of the total number of votes, as so calculated, possessed by all such holders of such series; or

        (c) Issue any shares of the Preferred Stock or shares of any stock ranking on a parity with the Preferred Stock, other than in exchange for, or for the purpose of effecting the redemption or other retirement of, shares of Preferred Stock, or shares of any stock ranking on a parity therewith, at the time outstanding, having an aggregate amount of par value and/or stated value of not less than the aggregate amount of par value or stated value of the shares to be issued, unless:

           (A) The gross income (determined in accordance with accepted accounting principles) of the Corporation available for the payment of interest charges shall, for a period of twelve consecutive calendar months within the fifteen calendar months next preceding the issue of such shares, have been at least one and one-half (1 1/2) times the sum of
       (i) the interest for one year on all funded indebtedness, and notes payable of the Corporation maturing more than twelve months after the date of issue of such shares, which shall be outstanding at the date of the issue of said shares, and (ii) an amount equal to the dividend requirement for one year on all shares of the Preferred Stock of all series and on all other shares of stock, if any, ranking prior to or on a parity with the Preferred Stock, which shall be outstanding after the
       issue  of   the   shares   proposed  to   be   issued,   PROVIDED   THAT,

       IN THE CASE OF ANY SHARES OF PREFERRED STOCK WHICH DO NOT HAVE A FIXED RATE OF DIVIDEND, THE DIVIDEND REQUIREMENT FOR ONE YEAR SHALL BE CALCULATED BY USING THE RATE OF DIVIDEND IN EFFECT WITH RESPECT TO SUCH SHARES AT THE TIME OF SUCH DETERMINATION; and

           (B) The capital represented by the Common Stock and the surplus accounts of the Corporation shall be not less than the aggregate amount payable on the involuntary dissolution, liquidation or winding up of the Corporation, in respect of all shares of Preferred Stock and all shares of stock, if any, ranking prior thereto, or on a parity therewith, which shall be outstanding after the issue of the shares proposed to be issued.

    No consent of the holders of Preferred Stock shall be required in respect of any transaction enumerated in this Paragraph (5) if at or prior to the time when such transaction is to take effect provision is made for the redemption or other retirement of all shares of Preferred Stock at the time outstanding, the consent of which would otherwise be required hereunder.

    (6) So long as any shares of the Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the record holders of shares of Preferred Stock of all series then outstanding having in the aggregate a number of votes, calculated as provided in Paragraph (8)(a) hereof, at least equal to a majority of the total number of votes, as so calculated, possessed by all such holders,

        (a) Issue or assume any unsecured indebtedness (as hereinafter defined) for any purpose other than the refunding of secured or unsecured indebtedness, theretofore created or assumed by the Corporation and then outstanding, or the retiring, by redemption or otherwise, of shares of the Preferred Stock or shares of any stock ranking prior thereto or on a parity therewith, if immediately after such issue or assumption the total principal amount of all unsecured indebtedness issued or assumed by the Corporation and then outstanding would exceed twenty per centum (20%) of the aggregate of (i) the total principal amount of all bonds or other securities representing secured indebtedness issued or assumed by the Corporation and then outstanding, and (ii) the total of the capital and surplus of the Corporation, as then recorded on its books; or

        (b) Merge or consolidate with any other corporation or corporations or sell all or substantially all of the assets of the Corporation unless such merger, consolidation or sale or the issue or assumption of all securities to be issued or assumed in connection therewith shall have been ordered, approved or permitted by the Securities and Exchange Commission under the Public Utility Holding Company Act of 1935, or by any successor commission or regulatory authority of the United States of America then having jurisdiction in the premises.

    No consent of the holders of the Preferred Stock shall be required, however, if at or prior to the issue of any unsecured indebtedness, or such consolidation, merger or sale, provision is made for the redemption or other retirement of all shares of Preferred Stock then outstanding.

    "Unsecured indebtedness" as that term is used in this Paragraph (6) shall mean all unsecured notes, debentures or other securities representing unsecured indebtedness (whether having a single maturity, serial maturities or sinking fund or other similar periodic principal or debt retirement payment provisions) which has a final maturity date, determined as of the date of issuance or assumption by the Corporation, of less than three years.

    No provision contained in  this Paragraph (6), or  in Paragraph (5) of  this
Article III, is intended or shall be construed to relieve the Corporation from compliance with any applicable statutory provision requiring the vote or consent of a greater number of the holders of the outstanding shares of the Preferred Stock.

    (7) So long as any shares of the Preferred Stock are outstanding, the Corporation shall not pay any dividends on its Common Stock (other than dividends payable in Common Stock) or make any distribution on or purchase or otherwise acquire for value any of its Common Stock (each such payment, distribution, purchase and/or acquisition being herein referred to as a "common stock dividend"), except to the extent permitted by the following provisions of this Paragraph (7):

        (a) No common stock dividend shall be declared or paid in an amount which, together with all other common stock dividends declared in the year ending with (and including) the date of the declaration of such common stock dividend, would in the aggregate exceed fifty per centum (50%) of the net income of the Corporation available for dividends on its Common Stock for the twelve consecutive calendar months ending on the last day of the calendar month next preceding the declaration of such common stock dividend, if at the end of such calendar month (next preceding the date of the declaration of such common stock dividend) the ratio (herein referred to as the "capitalization ratio") of the Common Stock Equity (as hereinafter defined) of the Corporation, to the total capital (as hereinafter defined) of the Corporation shall be less than twenty per centum (20%).

        (b) If such capitalization ratio, determined as aforesaid, shall be twenty per centum (20%) or more, but less than twenty-five per centum (25%), no common stock dividend shall be declared or paid in an amount which, together with all other common stock dividends declared in the year ending on (and including) the date of the declaration of such common stock dividend, would exceed seventy-five per centum (75%) of the net income of the Corporation available for dividends on its Common Stock for the twelve consecutive calendar months ending on the last day of the calendar month next preceding the declaration of such common stock dividend.

        (c) If such capitalization ratio, determined as aforesaid, shall be in excess of twenty-five per centum (25%), no common stock dividend shall be declared or paid which would reduce such capitalization ratio to less than twenty-five per centum (25%) except to the extent permitted by the next preceding paragraphs (a) and (b) hereof.

    "Common Stock Equity" as that term is used in this Paragraph (7) shall consist of the sum of (1) the capital represented by the issued and outstanding shares of Common Stock (including premiums on common stock) and (2) the surplus accounts of the Corporation, less (i) any known, or estimated if not known, excess of the value, as recorded on the Corporation's books, over the original cost, of used and useful utility plant and other property, unless such excess is being amortized, or provided for by reserves, and (ii) any excess of the aggregate amount payable on the involuntary dissolution, liquidation or winding up of the Corporation, in respect of all its outstanding shares of preferred stock over the aggregate par value of, or stated value represented by, such preferred shares unless such excess is being amortized, or provided for by reserves, and (iii) any items such as debt discount, premium and expense, capital stock discount and expense and similar items, classified as assets on the balance sheet of the Corporation, unless such items are being amortized, or provided for by reserves. The "total capital of the Corporation" shall consist of the sum of (i) the principal amount of all outstanding indebtedness of the Corporation maturing one year or more after the date of the issue thereof and
(ii) the par or stated value of all outstanding capital stock (including premiums on capital stock) of all classes of the Corporation, and (iii) the surplus accounts of the Corporation. All indebtedness and capital stock owned by the Corporation shall be excluded in determining total capital. Surplus accounts used in computing capitalization ratios shall be adjusted to eliminate all amounts, if any, restricted by the provisions of any indenture, or supplements thereto, securing bonds of the Corporation and to reflect payment of the proposed Common Stock dividend. In computing, for the purposes of this Paragraph
(7), the "net income of the Corporation available for dividends on its Common Stock" for any period of twelve consecutive calendar months, there shall be deducted from such net income an amount equal to the annual charge made by the Corporation in such period for the amortization of Plant Acquisition Adjustments Account. Purchases or other acquisitions of Common Stock shall be deemed, for the purposes of this Paragraph (7), to have been declared as of the date on which such purchases or acquisitions are consummated.

    (8) (a) Every record holder of outstanding shares of Common Stock and every record holder of outstanding shares of Preferred Stock shall be entitled to vote in respect of the election of directors and upon all other matters, except as otherwise provided in this Paragraph (8) and except as otherwise provided in Paragraphs (5) and (6) of this Article III. Every holder of Common Stock at any time entitled to vote shall have one vote for each share held by him. Every holder of Preferred Stock at any time entitled to vote shall have, for each share of Preferred Stock held by him, that number of votes (including any fractional vote) determined by dividing the stated value of such share by 100.

    (b) If and when dividends, payable on the Preferred Stock, shall be in default in an amount equivalent to *four full quarter-yearly dividends* THE DIVIDEND REQUIREMENT FOR ONE YEAR on all shares of Preferred Stock then outstanding (PROVIDED THAT, IN THE CASE OF ANY SHARES OF PREFERRED STOCK WHICH DO NOT HAVE A FIXED RATE OF DIVIDEND, THE DIVIDEND REQUIREMENT FOR ONE YEAR SHALL BE CALCULATED BY USING THE RATE OF DIVIDEND IN EFFECT WITH RESPECT TO SUCH SHARES AT THE TIME OF SUCH DETERMINATION) and until all dividends then in default on the Preferred Stock shall have been paid, the record holders of the shares of Preferred Stock, voting separately as one class, shall be entitled, at each meeting of the shareholders at which directors are elected, to elect the smallest number of directors necessary to constitute a majority of the full Board of Directors, and the record holders of the shares of Common Stock, voting separately as a class, shall be entitled at any such meeting to elect the remaining directors of the Corporation. The term of office of each director of the Corporation shall terminate upon the election of his successor. At each election of directors by a class vote pursuant to the provisions of this paragraph, the class first electing the directors which it is entitled to elect shall name the directors who are to be succeeded by the directors then elected by such class, whereupon the term of office of the directors so named shall terminate. The term of office of the directors not so named shall terminate upon the election by the other class of the directors which it is entitled to elect.

    (c) If and when all dividends then in default on the Preferred Stock then outstanding shall be paid, the holders of the shares of the Preferred Stock shall thereupon be divested of the special right with respect to the election of directors provided in subparagraph (b) of this Paragraph (8), and the voting power of holders of shares of the Preferred Stock and the Common Stock shall revert to the status existing before the occurrence of such default, but always subject to the same provisions for vesting such special right in the Preferred Stock in case of further like default or defaults in dividends thereon.
Dividends shall be deemed to have been paid, as that term is used in subparagraph (c) of this Paragraph (8), whenever such dividends shall have been declared and paid, or declared and provision made for the payment thereof, or whenever there shall be surplus and net profits of the Corporation legally available for the payment thereof which shall have accrued since the date of the default giving rise to such special voting right.

    (d) In case of any vacancy in the Board of Directors occurring among the directors elected by the holders of the shares of the Preferred Stock, as a class, pursuant to subparagraph (b) of this Paragraph (8), the holders of the shares of the Preferred Stock then outstanding and entitled to vote may elect a successor to hold office for the unexpired term of the director whose place shall be vacant. In case of a vacancy in the Board of Directors occurring among the directors elected by the holders of the shares of the Common Stock, as a class, pursuant to subparagraph (b) of this Paragraph (8), the holders of the shares of the Common Stock then outstanding and entitled to vote may elect a successor to hold office for the unexpired term of the director whose place shall be vacant. In all other cases, any vacancy occurring among the directors shall be filled in the manner provided in Article IV of these Restated Articles of Organization.

    (e) Whenever the holders of the shares of the Preferred Stock, as a class, become entitled to elect directors of the Corporation pursuant to subparagraph
(b) or (d) of this Paragraph (8), or whenever the holders of the shares of the Common Stock, as a class, become entitled to elect directors of the Corporation pursuant to subparagraph (b) or (d) of this Paragraph (8), a special meeting of the holders of the shares of the Preferred Stock or of the holders of the shares of the Common Stock, as the case may be, for the election of such directors, shall be held at any time thereafter upon call by the holders of not less than 1,000 shares of the Common Stock or by the holders of shares of the Preferred Stock having an aggregate stated value of not less than $100,000, as the case may be, or upon call by the Secretary of the Corporation at the request in writing of any stockholder addressed to him at the principal office of the Corporation. If no such special meeting be called or be requested to be called, the election of the directors to be elected by the holders of the shares of the Preferred Stock, voting as a class, and of those to be elected by the holders of the shares of the Common Stock, voting as a class, shall take place at the next annual meeting of the stockholders of the Corporation next succeeding the accrual of such special voting right. At all meetings of stockholders at which directors are elected during such times as the holders of shares of the Preferred Stock shall have the special right, voting separately as one class, to elect directors pursuant to subparagraph (b) of this Paragraph (8), the presence in person or by proxy of the holders of a majority of the outstanding shares of the Common Stock shall be required to constitute a quorum of such class for the election of directors, and the presence in person or by proxy of the holders of that number of the outstanding shares of all series of the Preferred Stock having a majority of the total number of votes possessed by all holders of Preferred Stock entitled to vote at such meeting shall be required to constitute a quorum of such class for the election of directors; provided, however, that the absence of a quorum of the holders of stock of either such class shall not prevent the election at any such meeting or adjournment thereof of directors by the other such class if the necessary quorum of the holders of stock of such class is present in person or by proxy at such meeting; and provided further that in the absence of a quorum of the holders of stock of either such class, the holders of the stock of such class who are present in person or by proxy shall have power upon the majority vote of those votes represented at the meeting to adjourn the election of the directors to be elected by such class from time to time without notice other than announcement at the meeting until the requisite number of votes of such class shall be represented by stockholders present in person or by proxy.

    (f) Except when some mandatory provision of law shall be controlling, no particular series of the Preferred Stock shall be entitled to vote as a separate series or class on any matter and all shares of the Preferred Stock of all series shall be deemed to constitute but one class for any purpose for which a vote of the stockholders of the Corporation by classes may now or hereafter be required.

    (9) UPON THE COMPLETION OF ANY NECESSARY FILINGS RELATING TO A RESOLUTION ADOPTED BY THE BOARD OF DIRECTORS OF THE CORPORATION AUTHORIZING THE ISSUE OF SHARES OF A NEW SERIES OF PREFERRED STOCK PURSUANT TO PARAGRAPH (1) HEREOF, THE TERMS OF THE NEW SERIES AS ADOPTED THEREIN, WHICH SHALL CONSTITUTE AN AMENDMENT OF THESE RESTATED ARTICLES OF ORGANIZATION, SHALL BE DEEMED TO BE AN ADDITIONAL SUBPARAGRAPH TO THIS PARAGRAPH (9), AND MAY BE SO CERTIFIED BY ANY OFFICER OF THE CORPORATION OR BY ANY PUBLIC OFFICIAL WHOSE DUTY IT MAY BE TO CERTIFY COPIES OF THESE RESTATED ARTICLES OF ORGANIZATION OR AMENDMENTS THERETO.

        (A) 4 1/2% PREFERRED STOCK

           (A) DESIGNATION AND AMOUNT. THE CORPORATION IS AUTHORIZED TO ISSUE A SERIES OF PREFERRED STOCK, WHICH IS HEREBY DESIGNATED AS "4 1/2%
       PREFERRED STOCK". THE NUMBER OF SHARES OF 4 1/2% PREFERRED STOCK SHALL BE LIMITED TO 100,000. THE STATED VALUE OF THE 4 1/2% PREFERRED STOCK SHALL BE $100 PER SHARE.

           (B)  RATE OF DIVIDEND.   THE RATE OF  DIVIDEND APPLICABLE TO EACH  OF
           THE SHARES OF 4 1/2% PREFERRED STOCK SHALL BE 4 1/2% PER ANNUM ON THE STATED VALUE THEREOF.

           (C) REDEMPTION. THE SHARES OF 4 1/2% PREFERRED STOCK SHALL BE SUBJECT TO REDEMPTION AT THE OPTION OF THE BOARD OF DIRECTORS OF THE
       CORPORATION, IN WHOLE AT ANY TIME OR IN PART FROM TIME TO TIME, UPON THE NOTICE AND IN THE MANNER AND WITH THE EFFECT PROVIDED IN THESE RESTATED ARTICLES OF ORGANIZATION AT THE STATED VALUE PER SHARE, TOGETHER WITH UNPAID ACCRUED DIVIDENDS TO THE DATE OF REDEMPTION, AND, IN ADDITION THERETO, A PREMIUM OF $7 PER SHARE. ALL SHARES OF 4 1/2% PREFERRED STOCK WHICH SHALL AT ANY TIME HAVE BEEN REDEEMED OR OTHERWISE REACQUIRED BY THE CORPORATION SHALL, AFTER SUCH REDEMPTION OR REACQUISITION, HAVE THE STATUS OF AUTHORIZED BUT UNISSUED SHARES OF PREFERRED STOCK OF THE CORPORATION, WITHOUT DESIGNATION AS TO SERIES, UNTIL SUCH SHARES ARE ONCE MORE DESIGNATED AS PART OF A PARTICULAR SERIES BY THE BOARD OF DIRECTORS OF THE CORPORATION.

           (D) NO SINKING FUND. SHARES OF 4 1/2% PREFERRED STOCK SHALL NOT BE ENTITLED TO ANY SINKING FUND.

           (E) OTHER TERMS. SHARES OF 4 1/2% PREFERRED STOCK SHALL BE SUBJECT TO THE OTHER TERMS, PROVISIONS AND RESTRICTIONS SET FORTH IN THESE
       RESTATED ARTICLES OF ORGANIZATION WITH RESPECT TO THE SHARES OF PREFERRED STOCK OF THE CORPORATION.

        (B) 4.80% PREFERRED STOCK

           (A) DESIGNATION AND AMOUNT. THE CORPORATION IS AUTHORIZED TO ISSUE A SERIES OF PREFERRED STOCK, WHICH IS HEREBY DESIGNATED AS "4.80%
       PREFERRED STOCK". THE NUMBER OF SHARES OF 4.80% PREFERRED STOCK SHALL BE LIMITED TO 75,000. THE STATED VALUE OF THE 4.80% PREFERRED STOCK SHALL BE $100 PER SHARE.

           (B)   RATE OF DIVIDEND.   THE RATE OF  DIVIDEND APPLICABLE TO EACH OF
           THE SHARES OF 4.80% PREFERRED STOCK SHALL BE 4.80% PER ANNUM ON THE STATED VALUE THEREOF.

           (C) REDEMPTION. THE SHARES OF 4.80% PREFERRED STOCK SHALL BE SUBJECT TO REDEMPTION AT THE OPTION OF THE BOARD OF DIRECTORS OF THE
       CORPORATION, IN WHOLE AT ANY TIME OR IN PART FROM TIME TO TIME, UPON THE NOTICE AND IN THE MANNER AND WITH THE EFFECT PROVIDED IN THESE RESTATED ARTICLES OF ORGANIZATION

       AT THE STATED VALUE PER SHARE, TOGETHER WITH UNPAID ACCRUED DIVIDENDS TO THE DATE OF REDEMPTION, AND, IN ADDITION THERETO, A PREMIUM OF $1 PER SHARE. ALL SHARES OF 4.80% PREFERRED STOCK WHICH SHALL AT ANY TIME HAVE BEEN REDEEMED OR OTHERWISE REACQUIRED BY THE CORPORATION SHALL, AFTER SUCH REDEMPTION OR REACQUISITION, HAVE THE STATUS OF AUTHORIZED BUT UNISSUED SHARES OF PREFERRED STOCK OF THE CORPORATION, WITHOUT DESIGNATION AS TO SERIES, UNTIL SUCH SHARES ARE ONCE MORE DESIGNATED AS PART OF A PARTICULAR SERIES BY THE BOARD OF DIRECTORS OF THE CORPORATION.

           (D) NO SINKING FUND. SHARES OF 4.80% PREFERRED STOCK SHALL NOT BE ENTITLED TO ANY SINKING FUND.

           (E) OTHER TERMS. SHARES OF 4.80% PREFERRED STOCK SHALL BE SUBJECT TO THE OTHER TERMS, PROVISIONS AND RESTRICTIONS SET FORTH IN THESE
       RESTATED ARTICLES OF ORGANIZATION WITH RESPECT TO THE SHARES OF PREFERRED STOCK OF THE CORPORATION.

        (C) 4.96% PREFERRED STOCK

           (A) DESIGNATION AND AMOUNT. THE CORPORATION IS AUTHORIZED TO ISSUE A SERIES OF PREFERRED STOCK, WHICH IS HEREBY DESIGNATED AS "4.96%
       PREFERRED STOCK". THE NUMBER OF SHARES OF 4.96% PREFERRED STOCK SHALL BE LIMITED TO 65,000. THE STATED VALUE OF THE 4.96% PREFERRED STOCK SHALL BE $100 PER SHARE.

           (B)  RATE OF DIVIDEND.   THE RATE OF  DIVIDEND APPLICABLE TO EACH  OF
           THE SHARES OF 4.96% PREFERRED STOCK SHALL BE 4.96% PER ANNUM ON THE STATED VALUE THEREOF.

           (C) REDEMPTION. THE SHARES OF 4.96% PREFERRED STOCK SHALL BE SUBJECT TO REDEMPTION AT THE OPTION OF THE BOARD OF DIRECTORS OF THE
       CORPORATION, IN WHOLE AT ANY TIME OR IN PART FROM TIME TO TIME, UPON THE NOTICE AND IN THE MANNER AND WITH THE EFFECT PROVIDED IN THESE RESTATED ARTICLES OF ORGANIZATION AT THE STATED VALUE PER SHARE, TOGETHER WITH UNPAID ACCRUED DIVIDENDS TO THE DATE OF REDEMPTION, AND, IN ADDITION THERETO, A PREMIUM OF $1 PER SHARE. ALL SHARES OF 4.96% PREFERRED STOCK WHICH SHALL AT ANY TIME HAVE BEEN REDEEMED OR OTHERWISE REACQUIRED BY THE CORPORATION SHALL, AFTER SUCH REDEMPTION OR REACQUISITION, HAVE THE STATUS OF AUTHORIZED BUT UNISSUED SHARES OF PREFERRED STOCK OF THE CORPORATION, WITHOUT DESIGNATION AS TO SERIES, UNTIL SUCH SHARES ARE ONCE MORE DESIGNATED AS PART OF A PARTICULAR SERIES BY THE BOARD OF DIRECTORS OF THE CORPORATION.

           (D) NO SINKING FUND. SHARES OF 4.96% PREFERRED STOCK SHALL NOT BE ENTITLED TO ANY SINKING FUND.

           (E) OTHER TERMS. SHARES OF 4.96% PREFERRED STOCK SHALL BE SUBJECT TO THE OTHER TERMS, PROVISIONS AND RESTRICTIONS SET FORTH IN THESE
       RESTATED ARTICLES OF ORGANIZATION WITH RESPECT TO THE SHARES OF PREFERRED STOCK OF THE CORPORATION.

        (D) 4.40% PREFERRED STOCK

           (A) DESIGNATION AND AMOUNT. THE CORPORATION IS AUTHORIZED TO ISSUE A SERIES OF PREFERRED STOCK, WHICH IS HEREBY DESIGNATED AS "4.40%
       PREFERRED STOCK". THE NUMBER OF SHARES OF 4.40% PREFERRED STOCK SHALL BE LIMITED TO 30,000. THE STATED VALUE OF THE 4.40% PREFERRED STOCK SHALL BE $100 PER SHARE.

           (B)  RATE OF DIVIDEND.   THE RATE OF  DIVIDEND APPLICABLE TO EACH  OF
           THE SHARES OF 4.40% PREFERRED STOCK SHALL BE 4.40% PER ANNUM ON THE STATED VALUE THEREOF.

           (C) REDEMPTION. THE SHARES OF 4.40% PREFERRED STOCK SHALL BE SUBJECT TO REDEMPTION AT THE OPTION OF THE BOARD OF DIRECTORS OF THE
       CORPORATION, IN WHOLE AT ANY TIME OR IN PART FROM TIME TO TIME, UPON THE NOTICE AND IN THE MANNER AND WITH THE EFFECT PROVIDED IN THESE RESTATED ARTICLES OF ORGANIZATION

       AT THE STATED VALUE PER SHARE, TOGETHER WITH UNPAID ACCRUED DIVIDENDS TO THE DATE OF REDEMPTION, AND, IN ADDITION THERETO, A PREMIUM OF $4.50 PER SHARE. ALL SHARES OF 4.40% PREFERRED STOCK WHICH SHALL AT ANY TIME HAVE BEEN REDEEMED OR OTHERWISE REACQUIRED BY THE CORPORATION SHALL, AFTER SUCH REDEMPTION OR REACQUISITION, HAVE THE STATUS OF AUTHORIZED BUT
       UNISSUED SHARES OF PREFERRED STOCK OF THE CORPORATION, WITHOUT DESIGNATION AS TO SERIES, UNTIL SUCH SHARES ARE ONCE MORE DESIGNATED AS PART OF A PARTICULAR SERIES BY THE BOARD OF DIRECTORS OF THE CORPORATION.

           (D) NO SINKING FUND. SHARES OF 4.40% PREFERRED STOCK SHALL NOT BE ENTITLED TO ANY SINKING FUND.

           (E) OTHER TERMS. SHARES OF 4.40% PREFERRED STOCK SHALL BE SUBJECT TO THE OTHER TERMS, PROVISIONS AND RESTRICTIONS SET FORTH IN THESE
       RESTATED ARTICLES OF ORGANIZATION WITH RESPECT TO THE SHARES OF PREFERRED STOCK OF THE CORPORATION.

        (E) 4.76% PREFERRED STOCK

           (A) DESIGNATION AND AMOUNT. THE CORPORATION IS AUTHORIZED TO ISSUE A SERIES OF PREFERRED STOCK, WHICH IS HEREBY DESIGNATED AS "4.76%
       PREFERRED STOCK". THE NUMBER OF SHARES OF 4.76% PREFERRED STOCK SHALL BE LIMITED TO 30,000. THE STATED VALUE OF THE 4.76% PREFERRED STOCK SHALL BE $100 PER SHARE.

           (B)   RATE OF DIVIDEND.   THE RATE OF  DIVIDEND APPLICABLE TO EACH OF
           THE SHARES OF 4.76% PREFERRED STOCK SHALL BE 4.76% PER ANNUM ON THE STATED VALUE THEREOF.

           (C) REDEMPTION. THE SHARES OF 4.76% PREFERRED STOCK SHALL BE SUBJECT TO REDEMPTION AT THE OPTION OF THE BOARD OF DIRECTORS OF THE
       CORPORATION, IN WHOLE AT ANY TIME OR IN PART FROM TIME TO TIME, UPON THE NOTICE AND IN THE MANNER AND WITH THE EFFECT PROVIDED IN THESE RESTATED ARTICLES OF ORGANIZATION AT THE STATED VALUE PER SHARE, TOGETHER WITH UNPAID ACCRUED DIVIDENDS TO THE DATE OF REDEMPTION, AND, IN ADDITION THERETO, A PREMIUM OF $1 PER SHARE. ALL SHARES OF 4.76% PREFERRED STOCK WHICH SHALL AT ANY TIME HAVE BEEN REDEEMED OR OTHERWISE REACQUIRED BY THE CORPORATION SHALL, AFTER SUCH REDEMPTION OR REACQUISITION, HAVE THE STATUS OF AUTHORIZED BUT UNISSUED SHARES OF PREFERRED STOCK OF THE CORPORATION, WITHOUT DESIGNATION AS TO SERIES, UNTIL SUCH SHARES ARE ONCE MORE DESIGNATED AS PART OF A PARTICULAR SERIES BY THE BOARD OF DIRECTORS OF THE CORPORATION.

           (D) NO SINKING FUND. SHARES OF 4.76% PREFERRED STOCK SHALL NOT BE ENTITLED TO ANY SINKING FUND.

           (E) OTHER TERMS. SHARES OF 4.76% PREFERRED STOCK SHALL BE SUBJECT TO THE OTHER TERMS, PROVISIONS AND RESTRICTIONS SET FORTH IN THESE
       RESTATED ARTICLES OF ORGANIZATION WITH RESPECT TO THE SHARES OF PREFERRED STOCK OF THE CORPORATION.

        (F) 6.20% PREFERRED STOCK

           (A) DESIGNATION AND AMOUNT. THE CORPORATION IS AUTHORIZED TO ISSUE A SERIES OF PREFERRED STOCK, WHICH IS HEREBY DESIGNATED AS "6.20%
       PREFERRED STOCK". THE NUMBER OF SHARES OF 6.20% PREFERRED STOCK SHALL BE LIMITED TO 150,000. THE STATED VALUE OF THE 6.20% PREFERRED STOCK SHALL BE $100 PER SHARE.

           (B) RATE OF DIVIDEND. THE RATE OF DIVIDEND APPLICABLE TO EACH OF THE SHARES OF 6.20% PREFERRED STOCK SHALL BE 6.20% PER ANNUM ON THE
       STATED VALUE THEREOF, AND SUCH DIVIDENDS SHALL BE CUMULATIVE FROM AND INCLUDING SEPTEMBER 1, 1993.

           (C) REDEMPTION. THE 6.20% PREFERRED STOCK SHALL NOT BE REDEEMABLE PRIOR TO OCTOBER 15, 2003. ON AND AFTER OCTOBER 15, 2003, THE SHARES
       OF   6.20%  PREFERRED  STOCK  SHALL  BE  SUBJECT  TO  REDEMPTION  AT  THE

       OPTION OF THE BOARD OF DIRECTORS OF THE CORPORATION, IN WHOLE AT ANY TIME OR IN PART FROM TIME TO TIME, UPON THE NOTICE AND IN THE MANNER AND WITH THE EFFECT PROVIDED IN THESE RESTATED ARTICLES OF ORGANIZATION AT THE STATED VALUE PER SHARE, TOGETHER WITH UNPAID ACCRUED DIVIDENDS TO THE DATE OF REDEMPTION, AND, IN ADDITION THERETO, THE FOLLOWING PREMIUM:

         IF REDEEMED DURING THE                                 IF REDEEMED DURING THE
          TWELVE MONTH PERIOD                                    TWELVE MONTH PERIOD
          BEGINNING OCTOBER 15              PREMIUM              BEGINNING OCTOBER 15              PREMIUM
- - ----------------------------------------  -----------  ----------------------------------------  -----------
2003....................................   $    3.10   2008....................................   $    1.55
2004....................................        2.79   2009....................................        1.24
2005....................................        2.48   2010....................................        0.93
2006....................................        2.17   2011....................................        0.62
2007....................................        1.86   2012....................................        0.31
                                                       THEREAFTER..............................        0.00

           ALL SHARES OF 6.20% PREFERRED STOCK WHICH SHALL AT ANY TIME HAVE BEEN REDEEMED OR OTHERWISE REACQUIRED BY THE CORPORATION SHALL, AFTER SUCH REDEMPTION OR REACQUISITION, HAVE THE STATUS OF AUTHORIZED BUT UNISSUED SHARES OF PREFERRED STOCK OF THE CORPORATION, WITHOUT DESIGNATION AS TO SERIES, UNTIL SUCH SHARES ARE ONCE MORE DESIGNATED AS PART OF A PARTICULAR SERIES BY THE BOARD OF DIRECTORS OF THE CORPORATION.

           (D) NO SINKING FUND. SHARES OF 6.20% PREFERRED STOCK SHALL NOT BE ENTITLED TO ANY SINKING FUND.

           (E) OTHER TERMS. SHARES OF 6.20% PREFERRED STOCK SHALL BE SUBJECT TO THE OTHER TERMS, PROVISIONS AND RESTRICTIONS SET FORTH IN THESE
       RESTATED ARTICLES OF ORGANIZATION WITH RESPECT TO THE SHARES OF PREFERRED STOCK OF THE CORPORATION.

        (G) 6.50% PREFERRED STOCK

           (A) DESIGNATION AND AMOUNT. THE CORPORATION IS AUTHORIZED TO ISSUE A SERIES OF PREFERRED STOCK, WHICH IS HEREBY DESIGNATED AS "6.50%
       PREFERRED STOCK". THE NUMBER OF SHARES OF 6.50% PREFERRED STOCK SHALL BE LIMITED TO 599,460. THE STATED VALUE OF THE 6.50% PREFERRED STOCK SHALL BE $25 PER SHARE.

           (B) RATE OF DIVIDEND. THE RATE OF DIVIDEND APPLICABLE TO EACH OF THE SHARES OF 6.50% PREFERRED STOCK SHALL BE 6.50% PER ANNUM ON THE
       STATED VALUE THEREOF, AND SUCH DIVIDENDS SHALL BE CUMULATIVE FROM AND INCLUDING SEPTEMBER 1, 1993.

           (C) REDEMPTION. THE 6.50% PREFERRED STOCK SHALL NOT BE REDEEMABLE PRIOR TO NOVEMBER 1, 1998. ON AND AFTER NOVEMBER 1, 1998, THE SHARES
       OF 6.50% PREFERRED STOCK SHALL BE SUBJECT TO REDEMPTION AT THE OPTION OF THE BOARD OF DIRECTORS OF THE CORPORATION, IN WHOLE AT ANY TIME OR IN PART FROM TIME TO TIME, UPON THE NOTICE AND IN THE MANNER AND WITH THE EFFECT PROVIDED IN THESE RESTATED ARTICLES OF ORGANIZATION AT THE STATED VALUE PER SHARE, TOGETHER WITH UNPAID ACCRUED DIVIDENDS TO THE DATE OF REDEMPTION. ALL SHARES OF 6.50% PREFERRED STOCK WHICH SHALL AT ANY TIME HAVE BEEN REDEEMED OR OTHERWISE REACQUIRED BY THE CORPORATION SHALL, AFTER SUCH REDEMPTION OR REACQUISITION, HAVE THE STATUS OF AUTHORIZED BUT UNISSUED SHARES OF PREFERRED STOCK OF THE CORPORATION, WITHOUT DESIGNATION AS TO SERIES, UNTIL SUCH SHARES ARE ONCE MORE DESIGNATED AS PART OF A PARTICULAR SERIES BY THE BOARD OF DIRECTORS OF THE CORPORATION.

           (D) NO SINKING FUND. SHARES OF 6.50% PREFERRED STOCK SHALL NOT BE ENTITLED TO ANY SINKING FUND.

           (E) OTHER TERMS. SHARES OF 6.50% PREFERRED STOCK SHALL BE SUBJECT TO THE OTHER TERMS, PROVISIONS AND RESTRICTIONS SET FORTH IN THESE
       RESTATED ARTICLES OF ORGANIZATION WITH RESPECT TO THE SHARES OF PREFERRED STOCK OF THE CORPORATION.


    *(9)*(10) No share of stock or evidence of indebtedness shall be deemed to be "outstanding", as that term is used in these Restated Articles of Organization if, prior to or concurrently with the event in reference to which a determination as to the amount thereof outstanding is to be made, the requisite funds for the redemption thereof shall be deposited in trust for that purpose and the requisite notice for the redemption thereof shall be given or the depositary of such funds shall be irrevocably authorized and directed to give or complete such notice of redemption.


    *(10)*(11) No holder of capital stock of the Corporation shall have any preemptive right to purchase, acquire or subscribe to any capital stock or other securities issued or sold by the Corporation, including any such capital stock or other securities now or hereafter authorized.

    *(11)*(12) The Corporation reserves the right to increase or decrease its authorized capital stock, or any class or series thereof, or to reclassify the same, and to amend, alter, change or repeal any provision contained in these Restated Articles of Organization, or in any amendment thereto, in the manner now or hereafter prescribed by law, but subject to such conditions and limitations as are hereinbefore prescribed, and all rights conferred upon stockholders in these Restated Articles of Organization, or any amendment thereto, are granted subject to this reservation.

                                     * * *

                           [LOCATION OF MEETING MAP]

[logo]
WP&L
Wisconsin Power & Light


PROXY CARD AND ANNUAL MEETING RESERVATION

The Annual Meeting of Shareowners will be held at the Dane County Coliseum, 1881 Expo Mall, Madison, Wisconsin, on Wednesday, May 18, 1994, at 10:00 a.m.. The enclosed Proxy Statement contains additional information about the meeting location.

Please review, complete and SIGN the Proxy Card.
                            ----

If you are attending the Annual Meeting, please detach and return the completed Annual Meeting reservation Form with the SIGNED PROXY CARD in the enclosed
                                         ------
envelope.
TO AVOID UNNECESSARY EXPENSE, WE ARE ASKING SHAREOWNERS TO CONTACT SHAREOWNER SERVICES AT 1-800-356-5343 IF THEY NEED TO CANCEL THEIR RESERVATION.

PLEASE DETACH AND RETURN THE COMPLETED AND SIGNED PROXY CARD.
                                           ------

                                    IMPORTANT
                                    ---------

YOU ARE URGED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREOWNERS WHO HAVE NOT RESPONDED.

TOLL FREE SHAREOWNER INFORMATION NUMBERS
- - ----------------------------------------

Local (Madison)..................................................252-3110
All Other Areas............................................1-800-356-5343

Please FOLD here and DETACH Proxy Card

1.  ELECTION OF DIRECTORS- Nominees for terms ending:
    (*) TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW AND MARK AN (X) IN THE 'FOR
    ALL EXCEPT' BOX.
    1995 - Arnold M. Nemirow, Judith D. Pyle
    1996 - Rockne G. Flowers
    1997 - Les Aspin, Erroll B. Davis, Jr., Milton E. Neshek, Carol T. Toussaint

For All
Withhold For All
For All Except(*)

2.  PROPOSAL TO APPOINT ARTHUR ANDERSEN & CO. AS INDEPENDENT AUDITORS FOR 1994.

For
Against
Abstain

3. PROPOSAL TO AMEND THE ARTICLES OF ORGANIZATION TO ALLOW FOR THE ISSUANCE OF VARIABLE RATE PREFERRED STOCK AND TO EFFECT CERTAIN OTHER CLARIFYING CHANGES.

For
Against
Abstain

PROXY
Please date and sign your name(s) exactly as shown above and mail promptly in the enclosed envelope.

- - -------------------------------------------------  Dated --------------------


- - -------------------------------------------------  Dated --------------------
                  (Signature(s)

IMPORTANT: When signing as attorney, executor, administrator, trustee, or guardian, please give your full title as such. In the case of JOINT HOLDERS, all should sign.

I (WE) WILL ATTEND THE ANNUAL MEETING LUNCHEON.

Please list your name(s) and your guest(s) below:

- - -------------------------------------------------

- - -------------------------------------------------

- - -------------------------------------------------

RETURN THIS STUB WITH YOUR PROXY CARD TO RESERVE LUNCH.

[logo]
WP&L
Wisconsin Power & Light
P.O. Box 2568
Madison, WI 53701-2568

ANNUAL MEETING OF SHAREOWNERS - MAY 18, 1994

     The undersigned appoints Erroll B. Davis, Jr. and Edward M. Gleason, or either of them, attorneys and proxies, with power of substitution, to vote all shares of preferred stock of Wisconsin Power and Light Company of record in the name of the undersigned at the close of business on March 22, 1994, at the Annual Meeting of Shareowners of the Company, to be held at the Dane County Coliseum, Madison, Wisconsin, on May 18, 1994 at 10:00 a.m., and at all adjournments thereof, upon matters that may properly come before the meeting, including the matters described in the Company's Notice of Annual Meeting of Shareowners and Proxy Statement dated April 8, 1994, sugject to any directions on the reverse side of this card.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WISCONSIN POWER AND LIGHT COMPANY.

IF NO CHOICE IS SPECIFIED, THE PROXIES SHALL VOTE FOR THE PROPOSALS.
                                                  ---

(continued and to be signed and dated on the other side)

                                APPENDIX

   Pictures of each Wisconsin Power and Light Co. Board member appears next to a brief summary of his/her experience on pages 2 through 7. A map showing the location of the meeting appears on the back cover.